UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-5511

Variable Insurance Products Fund II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

 (Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: International Capital Appreciation Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	3.22%	7.32%	4.32%
Service Class	3.12%	7.23%	4.22%
Service Class 2	2.96%	7.06%	4.07%
Investor Class	3.08%	7.23%	4.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$15,263	VIP International Capital Appreciation Portfolio - Initial Class
$13,528	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending December 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -5.54% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-14%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -16% this period. Canada, a significant energy producer, returned roughly -23%. Net energy consumer Japan (+10%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Denmark (+24%) and Ireland (+17%) – the EU’s fastest-growing economy – proved top performers; Greece (-61%) and Brazil (-41%), among the worst. As for the 10 economic sectors, health care (+6%) and consumer staples (+5%) proved the only gainers, whereas energy (-22%) and materials (-20%) declined the most.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes recorded low single-digit gains that considerably outpaced the benchmark MSCI ACWI (All Country World Index) ex USA Index. Stock selection in information technology, consumer discretionary and materials was especially beneficial to performance versus the benchmark. Geographically, stock picking in the U.K. and Germany, along with out-of-benchmark exposure to the U.S., meaningfully contributed. An out-of-benchmark stake in Sartorius, a Germany-based provider of lab equipment and technology for the biotechnology market, was our largest contributor. Also bolstering relative performance were OBIC, a Japan-based provider of software to small and mid-sized businesses; and not owning Netherlands-based oil producer Royal Dutch Shell, a poorly performing benchmark component. Conversely, a large underweighting in Japan dampened relative performance, as did our picks in Brazil. Among sectors, consumer staples and telecommunication services detracted. At the stock level, the biggest detractor was our overweighting in Brazil-based Kroton Educacional, the world’s largest for-profit operator of colleges. I liquidated this position in July to look for more-appealing possibilities. Two other Brazilian stocks – health insurer Qualicorp and property and casualty insurer BB Seguridade Participacoes – further weighed on performance, and were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2015
United States of America*	21.2%
United Kingdom	16.6%
Japan	7.6%
Germany	6.4%
France	4.6%
India	3.7%
Switzerland	3.4%
Australia	3.4%
Ireland	3.0%
Other	30.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2015
United States of America*	16.2%
United Kingdom	15.2%
Japan	9.3%
France	6.5%
Switzerland	5.0%
Germany	4.9%
India	4.9%
Ireland	3.2%
Australia	3.0%
Other	31.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.5	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.5	0.7

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.6	1.6
Unilever PLC (United Kingdom, Personal Products)	1.2	0.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.1	0.9
Bayer AG (Germany, Pharmaceuticals)	1.0	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.0	0.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.0	0.9
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.0	0.9
AIA Group Ltd. (Hong Kong, Insurance)	0.9	0.8
Naspers Ltd. Class N (South Africa, Media)	0.8	0.8
	10.6

Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.2	20.0
Industrials	16.6	19.7
Consumer Staples	15.6	4.9
Information Technology	15.4	15.6
Health Care	15.3	17.1
Financials	11.2	12.5
Materials	6.2	8.8
Telecommunication Services	0.0	0.7

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Australia - 3.4%
Amcor Ltd.	96,457	$937,103
Carsales.com Ltd.	91,024	770,887
CSL Ltd.	15,281	1,165,019
Ramsay Health Care Ltd.	17,955	882,887
realestate.com.au Ltd.	21,193	843,227
Sydney Airport unit	174,634	803,722
Transurban Group:
unit	6,816	51,665
unit	122,694	930,016

TOTAL AUSTRALIA		6,384,526

Bailiwick of Jersey - 2.5%
Delphi Automotive PLC	9,000	771,570
Experian PLC	54,900	972,012
Regus PLC	159,400	782,978
Shire PLC	18,130	1,243,852
WPP PLC	44,900	1,032,780

TOTAL BAILIWICK OF JERSEY		4,803,192

Belgium - 1.5%
Anheuser-Busch InBev SA NV	15,400	1,916,488
Ontex Group NV	23,400	833,085

TOTAL BELGIUM		2,749,573

Canada - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	21,500	946,423
Canadian National Railway Co.	21,290	1,190,129
Canadian Pacific Railway Ltd. (a)	7,800	996,238
Constellation Software, Inc.	2,070	863,006
Dollarama, Inc.	14,200	820,371

TOTAL CANADA		4,816,167

Cayman Islands - 2.1%
Alibaba Group Holding Ltd. sponsored ADR (b)	14,430	1,172,726
Sino Biopharmaceutical Ltd.	915,000	827,267
Tencent Holdings Ltd.	97,350	1,906,112

TOTAL CAYMAN ISLANDS		3,906,105

Denmark - 1.5%
Coloplast A/S Series B (a)	10,500	847,740
Novo Nordisk A/S Series B sponsored ADR	35,400	2,056,032

TOTAL DENMARK		2,903,772

Finland - 0.5%
Sampo Oyj (A Shares)	19,000	964,863
France - 4.6%
Amundi SA (b)	1,633	76,630
Capgemini SA	9,700	902,350
Christian Dior SA	5,331	908,126
Dassault Systemes SA	10,700	857,814
Essilor International SA	8,110	1,013,998
Hermes International SCA	2,760	935,072
L'Oreal SA	7,420	1,252,290
Orpea	10,100	809,822
Safran SA	14,690	1,011,661
Sodexo SA	8,960	877,718

TOTAL FRANCE		8,645,481

Germany - 6.0%
Bayer AG	15,810	1,974,517
Continental AG	5,000	1,209,550
CTS Eventim AG	20,661	819,197
Fresenius Medical Care AG & Co. KGaA	11,200	941,187
Fresenius SE & Co. KGaA	15,400	1,096,977
Henkel AG & Co. KGaA	10,998	1,051,988
ProSiebenSat.1 Media AG	16,860	850,609
Scout24 Holding GmbH (b)	24,200	857,922
Stroer Out-of-Home Media AG	13,400	841,331
Symrise AG	12,800	847,340
Wirecard AG (a)	15,900	794,762

TOTAL GERMANY		11,285,380

Hong Kong - 1.3%
AIA Group Ltd.	267,000	1,595,347
Techtronic Industries Co. Ltd.	201,500	815,721

TOTAL HONG KONG		2,411,068

India - 3.7%
Adani Ports & Special Economic Zone (b)	208,171	817,858
Amara Raja Batteries Ltd. (b)	56,257	729,769
Asian Paints India Ltd.	62,828	836,341
GlaxoSmithKline Consumer Healthcare Ltd. (b)	7,940	763,672
HDFC Bank Ltd.	43,340	874,883
Housing Development Finance Corp. Ltd.	61,343	1,165,849
ITC Ltd.	175,593	867,616
Tata Consultancy Services Ltd.	26,755	982,863

TOTAL INDIA		7,038,851

Indonesia - 0.9%
PT Bank Central Asia Tbk	899,100	861,409
PT Bank Rakyat Indonesia Tbk	1,088,800	893,579

TOTAL INDONESIA		1,754,988

Ireland - 3.0%
Accenture PLC Class A	7,900	825,550
Allegion PLC	11,500	758,080
Kerry Group PLC Class A	10,530	873,252
Kingspan Group PLC (Ireland)	28,500	752,938
Medtronic PLC	10,170	782,276
Paddy Power PLC (Ireland)	6,200	829,429
Ryanair Holdings PLC sponsored ADR	10,020	866,329

TOTAL IRELAND		5,687,854

Isle of Man - 0.4%
Playtech Ltd.	63,221	775,893
Israel - 1.6%
Check Point Software Technologies Ltd. (b)	9,500	773,110
Frutarom Industries Ltd.	16,300	875,533
Teva Pharmaceutical Industries Ltd. sponsored ADR	20,700	1,358,748

TOTAL ISRAEL		3,007,391

Italy - 0.9%
Atlantia SpA	34,499	912,789
Recordati SpA	30,130	786,117

TOTAL ITALY		1,698,906

Japan - 7.6%
Astellas Pharma, Inc.	79,100	1,126,049
Daito Trust Construction Co. Ltd.	7,900	912,533
Dentsu, Inc.	15,500	848,039
Fanuc Corp.	6,500	1,119,884
Hoya Corp.	23,600	965,065
Japan Tobacco, Inc.	34,500	1,266,625
Kansai Paint Co. Ltd.	56,200	851,866
Keyence Corp.	2,224	1,222,322
Misumi Group, Inc.	56,500	780,471
Nippon Paint Holdings Co. Ltd.	34,500	834,970
OBIC Co. Ltd.	14,600	772,846
Olympus Corp.	22,600	889,732
SK Kaken Co. Ltd.	3,000	283,569
Sundrug Co. Ltd.	12,900	829,428
Suzuki Motor Corp.	29,700	902,399
Tsuruha Holdings, Inc.	9,300	805,808

TOTAL JAPAN		14,411,606

Korea (South) - 0.4%
AMOREPACIFIC Group, Inc.	6,346	790,982
Luxembourg - 0.9%
Eurofins Scientific SA	2,500	874,426
Grand City Properties SA	36,957	854,245

TOTAL LUXEMBOURG		1,728,671

Mexico - 1.6%
Grupo Aeroportuario del Pacifico SA de CV Series B	82,600	728,732
Grupo Aeroportuario del Sureste SA de CV Series B	55,145	780,372
Grupo Aeroportuario Norte S.A.B. de CV	155,735	755,520
Megacable Holdings S.A.B. de CV unit	203,496	757,922

TOTAL MEXICO		3,022,546

Netherlands - 1.7%
Altice NV Class A (b)	17,490	251,846
Heineken Holding NV	14,200	1,095,661
IMCD Group BV	21,012	777,867
RELX NV	66,148	1,117,114

TOTAL NETHERLANDS		3,242,488

Philippines - 1.8%
Ayala Corp.	51,110	821,396
International Container Terminal Services, Inc.	549,560	820,844
SM Investments Corp.	43,882	803,836
SM Prime Holdings, Inc.	1,836,400	846,829

TOTAL PHILIPPINES		3,292,905

Russia - 0.5%
Magnit OJSC (b)	5,777	888,550
South Africa - 2.1%
Discovery Ltd.	92,400	792,480
Mr Price Group Ltd.	66,300	853,133
Naspers Ltd. Class N	10,680	1,459,789
Sanlam Ltd.	226,100	884,433

TOTAL SOUTH AFRICA		3,989,835

Spain - 1.5%
Aena SA	8,070	924,366
Amadeus IT Holding SA Class A	23,730	1,049,208
Grifols SA ADR	25,900	839,160

TOTAL SPAIN		2,812,734

Sweden - 1.5%
ASSA ABLOY AB (B Shares)	47,180	987,605
Hexagon AB (B Shares)	24,400	902,625
Svenska Cellulosa AB (SCA) (B Shares)	32,400	938,956

TOTAL SWEDEN		2,829,186

Switzerland - 3.4%
Givaudan SA	520	943,780
Kaba Holding AG (B Shares) (Reg.)	1,150	781,000
Novartis AG sponsored ADR	34,240	2,946,009
Partners Group Holding AG	2,260	812,773
Sika AG	270	975,725

TOTAL SWITZERLAND		6,459,287

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	85,700	1,949,675
Thailand - 0.4%
Airports of Thailand PCL (For. Reg.)	85,300	815,184
Turkey - 0.4%
TAV Havalimanlari Holding A/S	133,000	829,540
United Arab Emirates - 0.5%
DP World Ltd.	46,509	944,133
United Kingdom - 16.6%
Aon PLC	8,530	786,551
Associated British Foods PLC	20,300	1,000,136
Auto Trader Group PLC	131,900	863,345
Berkeley Group Holdings PLC	15,500	842,712
British American Tobacco PLC (United Kingdom)	35,200	1,954,798
Bunzl PLC	29,958	832,493
Capita Group PLC	51,100	910,006
Close Brothers Group PLC	38,504	758,916
Compass Group PLC	61,182	1,060,175
Dignity PLC	21,666	816,067
Diploma PLC	74,289	833,423
easyJet PLC	34,100	874,702
EMIS Group PLC	46,300	776,747
Essentra PLC	65,175	795,551
Halma PLC	62,000	790,613
Hikma Pharmaceuticals PLC	24,084	816,962
Howden Joinery Group PLC	107,452	834,006
Imperial Tobacco Group PLC	24,470	1,293,782
InterContinental Hotel Group PLC	21,800	849,733
Intertek Group PLC	20,600	843,334
ITV PLC	235,754	961,319
London Stock Exchange Group PLC	22,390	905,721
Moneysupermarket.com Group PLC	148,916	805,682
Persimmon PLC	32,000	956,225
Provident Financial PLC	16,600	823,963
Prudential PLC	61,633	1,388,560
Reckitt Benckiser Group PLC	15,630	1,446,187
Rightmove PLC	13,536	823,134
St. James's Place Capital PLC	59,305	881,269
The Restaurant Group PLC	83,073	839,506
Unilever PLC	51,900	2,226,103
Whitbread PLC	13,685	887,877

TOTAL UNITED KINGDOM		31,479,598

United States of America - 20.7%
A.O. Smith Corp.	9,913	759,435
Acuity Brands, Inc.	3,550	829,990
Alphabet, Inc. Class C	993	753,568
Altria Group, Inc.	13,700	797,477
Amphenol Corp. Class A	13,760	718,685
Apple, Inc.	7,120	749,451
AutoZone, Inc. (b)	1,138	844,294
Cerner Corp. (b)	13,220	795,447
Cognizant Technology Solutions Corp. Class A (b)	12,630	758,053
Colgate-Palmolive Co.	12,200	812,764
Constellation Brands, Inc. Class A (sub. vtg.)	5,500	783,420
CVS Health Corp.	8,100	791,937
Danaher Corp.	8,100	752,328
Domino's Pizza, Inc.	7,900	878,875
Ecolab, Inc.	7,050	806,379
Estee Lauder Companies, Inc. Class A	9,200	810,152
Facebook, Inc. Class A (b)	7,700	805,882
FactSet Research Systems, Inc.	5,000	812,850
Fiserv, Inc. (b)	7,936	725,827
FleetCor Technologies, Inc. (b)	5,830	833,282
Gartner, Inc. Class A (b)	8,780	796,346
Henry Schein, Inc. (b)	4,930	779,877
Home Depot, Inc.	6,530	863,593
International Flavors & Fragrances, Inc.	7,500	897,300
L Brands, Inc.	7,890	756,020
MasterCard, Inc. Class A	8,340	811,982
McGraw Hill Financial, Inc.	8,311	819,298
Mettler-Toledo International, Inc. (b)	2,590	878,347
Molson Coors Brewing Co. Class B	8,300	779,536
Moody's Corp.	8,020	804,727
MSCI, Inc. Class A	11,700	843,921
NIKE, Inc. Class B	12,660	791,250
O'Reilly Automotive, Inc. (b)	3,160	800,807
Papa John's International, Inc.	14,800	826,876
PayPal Holdings, Inc. (b)	20,600	745,720
Philip Morris International, Inc.	8,800	773,608
PPG Industries, Inc.	7,910	781,666
Priceline Group, Inc. (b)	702	895,015
Reynolds American, Inc.	16,900	779,935
ServiceMaster Global Holdings, Inc. (b)	20,500	804,420
Sherwin-Williams Co.	3,310	859,276
Snap-On, Inc.	4,700	805,721
SS&C Technologies Holdings, Inc.	11,900	812,413
Starbucks Corp.	11,800	708,354
The Walt Disney Co.	7,590	797,557
Thermo Fisher Scientific, Inc.	5,300	751,805
TJX Companies, Inc.	11,100	787,101
TransDigm Group, Inc. (b)	3,720	849,834
Visa, Inc. Class A	10,000	775,500

TOTAL UNITED STATES OF AMERICA		39,197,901

TOTAL COMMON STOCKS
(Cost $168,625,608)		187,518,831

Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Sartorius AG (non-vtg.)
(Cost $292,210)	3,035	791,790

Money Market Funds - 1.6%
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)
(Cost $3,115,478)	3,115,478	3,115,478
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $172,033,296)		191,426,099
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(2,162,796)
NET ASSETS - 100%		$189,263,303

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,615
Fidelity Securities Lending Cash Central Fund	18,375
Total	$21,990

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$36,369,859	$23,984,176	$12,385,683	$--
Consumer Staples	29,370,659	14,512,008	14,858,651	--
Financials	21,183,025	7,513,846	13,669,179	--
Health Care	29,017,855	15,479,656	13,538,199	--
Industrials	31,716,804	21,362,161	10,354,643	--
Information Technology	29,126,020	20,915,681	8,210,339	--
Materials	11,526,399	5,015,705	6,510,694	--
Money Market Funds	3,115,478	3,115,478	--	--
Total Investments in Securities:	$191,426,099	$111,898,711	$79,527,388	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$6,479,222
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $2,951,912) — See accompanying schedule: Unaffiliated issuers (cost $168,917,818)	$188,310,621
Fidelity Central Funds (cost $3,115,478)	3,115,478
Total Investments (cost $172,033,296)		$191,426,099
Foreign currency held at value (cost $26,436)		26,524
Receivable for investments sold		3,650,161
Receivable for fund shares sold		44,183
Dividends receivable		248,801
Distributions receivable from Fidelity Central Funds		2,882
Prepaid expenses		377
Other receivables		87,087
Total assets		195,486,114
Liabilities
Payable to custodian bank	$891,644
Payable for investments purchased	1,946,143
Payable for fund shares redeemed	28,901
Accrued management fee	110,423
Distribution and service plan fees payable	767
Other affiliated payables	29,959
Other payables and accrued expenses	99,496
Collateral on securities loaned, at value	3,115,478
Total liabilities		6,222,811
Net Assets		$189,263,303
Net Assets consist of:
Paid in capital		$182,890,682
Distributions in excess of net investment income		(2,478)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,944,217)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,319,316
Net Assets		$189,263,303
Initial Class:
Net Asset Value, offering price and redemption price per share ($20,154,111 ÷ 1,512,816 shares)		$13.32
Service Class:
Net Asset Value, offering price and redemption price per share ($222,141 ÷ 16,706 shares)		$13.30
Service Class 2:
Net Asset Value, offering price and redemption price per share ($3,629,306 ÷ 274,098 shares)		$13.24
Investor Class:
Net Asset Value, offering price and redemption price per share ($165,257,745 ÷ 12,496,571 shares)		$13.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$3,062,181
Income from Fidelity Central Funds		21,990
Income before foreign taxes withheld		3,084,171
Less foreign taxes withheld		(195,902)
Total income		2,888,269
Expenses
Management fee	$1,225,498
Transfer agent fees	238,614
Distribution and service plan fees	11,328
Accounting and security lending fees	91,108
Custodian fees and expenses	221,246
Independent trustees' compensation	729
Audit	76,580
Legal	736
Miscellaneous	1,333
Total expenses before reductions	1,867,172
Expense reductions	(40,174)	1,826,998
Net investment income (loss)		1,061,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $42,903)	(1,691,338)
Foreign currency transactions	(20,103)
Total net realized gain (loss)		(1,711,441)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $128,559)	3,476,752
Assets and liabilities in foreign currencies	(47,180)
Total change in net unrealized appreciation (depreciation)		3,429,572
Net gain (loss)		1,718,131
Net increase (decrease) in net assets resulting from operations		$2,779,402

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,061,271	$879,757
Net realized gain (loss)	(1,711,441)	3,624,629
Change in net unrealized appreciation (depreciation)	3,429,572	(1,334,157)
Net increase (decrease) in net assets resulting from operations	2,779,402	3,170,229
Distributions to shareholders from net investment income	(1,222,199)	(470,310)
Return of capital	(78,400)	–
Total distributions	(1,300,599)	(470,310)
Share transactions - net increase (decrease)	52,866,176	22,251,301
Redemption fees	7,314	17,455
Total increase (decrease) in net assets	54,352,293	24,968,675
Net Assets
Beginning of period	134,911,010	109,942,335
End of period (including distributions in excess of net investment income of $2,478 and undistributed net investment income of $218,991, respectively)	$189,263,303	$134,911,010

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.01	$12.68	$10.50	$8.42	$9.74
Income from Investment Operations
Net investment income (loss)A	.09	.10	.10	.10	.08
Net realized and unrealized gain (loss)	.33	.28	2.17	2.08	(1.30)
Total from investment operations	.42	.38	2.27	2.18	(1.22)
Distributions from net investment income	(.10)	(.05)	(.08)	(.10)	(.09)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Return of capital	(.01)	–	–	–	–
Total distributions	(.11)	(.05)	(.09)	(.10)	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.32	$13.01	$12.68	$10.50	$8.42
Total ReturnC,D	3.22%	3.01%	21.62%	25.91%	(12.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.10%	1.17%	1.25%	1.30%
Expenses net of fee waivers, if any	.98%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	.96%	1.09%	1.07%	1.05%	1.03%
Net investment income (loss)	.68%	.78%	.84%	1.07%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$20,154	$1,464	$2,404	$573	$511
Portfolio turnover rateG	189%	183%	153%	137%	236%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.99	$12.66	$10.49	$8.41	$9.72
Income from Investment Operations
Net investment income (loss)A	.08	.09	.08	.09	.07
Net realized and unrealized gain (loss)	.32	.28	2.17	2.08	(1.29)
Total from investment operations	.40	.37	2.25	2.17	(1.22)
Distributions from net investment income	(.09)	(.04)	(.07)	(.09)	(.08)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Return of capital	(.01)	–	–	–	–
Total distributions	(.09)B	(.04)	(.08)	(.09)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.30	$12.99	$12.66	$10.49	$8.41
Total ReturnD,E	3.12%	2.93%	21.44%	25.83%	(12.60)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.21%	1.28%	1.35%	1.42%
Expenses net of fee waivers, if any	1.09%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.07%	1.19%	1.17%	1.15%	1.14%
Net investment income (loss)	.58%	.68%	.73%	.96%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$222	$114	$111	$94	$75
Portfolio turnover rateH	189%	183%	153%	137%	236%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.09 per share is comprised of distributions from net investment income of $.088 and return of capital of $.006 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.92	$12.61	$10.46	$8.40	$9.72
Income from Investment Operations
Net investment income (loss)A	.06	.07	.07	.08	.06
Net realized and unrealized gain (loss)	.32	.27	2.16	2.07	(1.30)
Total from investment operations	.38	.34	2.23	2.15	(1.24)
Distributions from net investment income	(.06)	(.03)	(.07)	(.09)	(.07)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Return of capital	–B	–	–	–	–
Total distributions	(.06)	(.03)	(.08)	(.09)	(.08)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.24	$12.92	$12.61	$10.46	$8.40
Total ReturnC,D	2.96%	2.71%	21.33%	25.61%	(12.74)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.35%	1.46%	1.49%	1.58%
Expenses net of fee waivers, if any	1.23%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.21%	1.34%	1.32%	1.29%	1.28%
Net investment income (loss)	.43%	.54%	.59%	.82%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$3,629	$2,360	$2,374	$1,476	$166
Portfolio turnover rateG	189%	183%	153%	137%	236%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.92	$12.59	$10.43	$8.37	$9.69
Income from Investment Operations
Net investment income (loss)A	.08	.09	.09	.09	.07
Net realized and unrealized gain (loss)	.32	.29	2.15	2.07	(1.29)
Total from investment operations	.40	.38	2.24	2.16	(1.22)
Distributions from net investment income	(.09)	(.05)	(.07)	(.10)	(.09)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Return of capital	(.01)	–	–	–	–
Total distributions	(.10)	(.05)	(.08)	(.10)	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.22	$12.92	$12.59	$10.43	$8.37
Total ReturnC,D	3.08%	2.99%	21.50%	25.81%	(12.63)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	1.19%	1.26%	1.34%	1.39%
Expenses net of fee waivers, if any	1.06%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.04%	1.17%	1.15%	1.13%	1.12%
Net investment income (loss)	.60%	.71%	.75%	.99%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$165,258	$112,479	$87,029	$40,107	$25,262
Portfolio turnover rateG	189%	183%	153%	137%	236%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares (formerly Investor Class R). The Fund offered Initial Class R shares, Service Class R shares and Service Class 2R shares during the period December 22, 2004 through April 30, 2015, and all outstanding shares were converted to Initial Class shares, Service Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$22,384,637
Gross unrealized depreciation	(4,071,720)
Net unrealized appreciation (depreciation) on securities	$18,312,917
Tax Cost	$173,113,182

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,517,822)
Net unrealized appreciation (depreciation) on securities and other investments	$18,236,952

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$(5,936,849)
2017	(4,429,182)
Total with expiration	(10,366,031)
No expiration
Short-term	(151,791)
Total capital loss carryforward	$(10,517,822)

The Fund intends to elect to defer to its next fiscal year $1,346,509 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,222,199	$ 470,310
Return of capital	78,400	–
Total	$1,300,599	$ 470,310

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $379,153,830 and $325,490,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$191
Service Class 2	10,991
Service Class R(a)	39
Service Class 2R(a)	107
$11,328

 (a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$9,497
Service Class	131
Service Class 2	2,902
Initial Class R(a)	4,554
Service Class R(a)	31
Service Class 2R(a)	33
Investor Class	221,466
$238,614

 (a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,687 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,606.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $228 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $18,375. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $37,208 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $63.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $729 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,174

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$122,694	$5,966
Service Class	1,312	351
Service Class 2	14,211	4,856
Initial Class R	28,245	73,565
Service Class R	182	351
Service Class 2R	198	202
Investor Class	1,055,357	385,019
Total	$1,222,199	$470,310
From return of capital
Initial Class	$7,870	$–
Service Class	84	–
Service Class 2	912	–
Initial Class R	1,812	–
Service Class R	12	–
Service Class 2R	13	–
Investor Class	67,697	–
Total	$78,400	$–

 (a) All Initial Class R shares, Service Class R shares and Service Class 2R shares were converted by April 30, 2015.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	1,695,089	73,822	$23,335,332	$945,161
Reinvestment of distributions	9,999	467	130,565	5,966
Shares redeemed	(304,830)	(151,274)	(4,114,708)	(1,947,806)
Net increase (decrease)	1,400,258	(76,985)	$19,351,189	$(996,679)
Service Class
Shares sold	8,788	–	$120,747	$–
Reinvestment of distributions	107	28	1,396	351
Shares redeemed	(977)	(25)	(13,281)	(325)
Net increase (decrease)	7,918	3	$108,862	$26
Service Class 2
Shares sold	537,471	228,423	$7,336,995	$2,943,522
Reinvestment of distributions	1,157	382	15,123	4,856
Shares redeemed	(447,169)	(234,462)	(5,938,122)	(2,946,637)
Net increase (decrease)	91,459	(5,657)	$1,413,996	$1,741
Initial Class R
Shares sold	153,466	336,042	$2,092,776	$4,320,757
Reinvestment of distributions	2,235	5,755	30,057	73,565
Shares redeemed	(1,558,940)	(341,258)	(21,424,694)	(4,356,999)
Net increase (decrease)	(1,403,239)	539	$(19,301,861)	$37,323
Service Class R
Reinvestment of distributions	14	28	193	351
Shares redeemed	(8,802)	(25)	(120,941)	(325)
Net increase (decrease)	(8,788)	3	$(120,748)	$26
Service Class 2R
Reinvestment of distributions	16	16	211	202
Shares redeemed	(9,623)	(13)	(132,014)	(173)
Net increase (decrease)	(9,607)	3	$(131,803)	$29
Investor Class
Shares sold	4,411,916	2,582,554	$59,870,443	$33,136,772
Reinvestment of distributions	86,263	30,327	1,123,054	385,019
Shares redeemed	(710,621)	(813,789)	(9,446,956)	(10,312,956)
Net increase (decrease)	3,787,558	1,799,092	$51,546,541	$23,208,835

 (a) All Initial Class R shares, Service Class R shares and Service Class 2R shares were converted by April 30, 2015.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 97% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP International Capital Appreciation Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.98%
Actual		$1,000.00	$982.20	$4.90
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Service Class	1.07%
Actual		$1,000.00	$981.90	$5.35
Hypothetical-C		$1,000.00	$1,019.81	$5.45
Service Class 2	1.22%
Actual		$1,000.00	$980.90	$6.09
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Investor Class	1.05%
Actual		$1,000.00	$981.90	$5.25
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	February 2015	December 2015
Initial Class	1%	19%
Service Class	1%	21%
Service Class 2	1%	34%
Initial Class R	1%	–%
Service Class R	1%	–%
Service Class 2R	1%	–%
Investor Class	1%	21%

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	02 /13 /2015	$0.022	$0.0000
Initial Class	12 /11 /2015	$0.099	$0.0139
Service Class	02 /13 /2015	$0.022	$0.0000
Service Class	12 /11 /2015	$0.086	$0.0139
Service Class 2	02 /13 /2015	$0.022	$0.0000
Service Class 2	12 /11 /2015	$0.054	$0.0139
Initial Class R	02 /13 /2015	$0.022	$0.0000
Service Class R	02 /13 /2015	$0.022	$0.0000
Service Class 2R	02 /13 /2015	$0.022	$0.0000
Investor Class	02 /13 /2015	$0.022	$0.0000
Investor Class	12 /11/2015	$0.088	$0.0139

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recentone-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

VIP International Capital Appreciation Portfolio

2014 Total Return % vs. Morningstar Custom Foreign Large Value Blend Growth and MSCI AC Wld exUS (Net MA):

3.0
2.7
2
-0
-2
-3.7
-3.3
-4
-6
-6.9
-8
1 Year
68
63
57.8
58
56.5
53
48
43
38.5
38
33
30.0
28
28.6
23
3 Year
68
59.7
58
57.7
48
38
35.1
28
25.0
22.0
18
5 Year
75% beaten
Initial Class R
Benchmark
Service Class 2R
25% beaten

% Beaten	1 Year	3 Year	5 Year
Initial Class	99%	99%	98%
Initial Class R	99%	99%	98%
Investor Class R	99%	99%	98%
Service Class	99%	99%	98%
Service Class 2	98%	99%	98%
Service Class R	99%	99%	98%
Service Class 2R	98%	99%	98%

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Initial Class R, Service Class R, and Service Class 2 R into the corresponding non-redemption fee class and eliminated the redemption fee and renamed "Investor Class R" to "Investor Class."

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPCAP-ANN-0216
1.811843.111

Fidelity® Variable Insurance Products: Disciplined Small Cap Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(1.99)%	10.88%	6.85%
Service Class	(2.09)%	10.79%	6.75%
Service Class 2	(2.18)%	10.57%	6.55%
Investor Class	(2.00)%	10.81%	6.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$19,404	VIP Disciplined Small Cap Portfolio - Initial Class
$19,314	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes modestly declined but nevertheless significantly outpaced our benchmark, the Russell 2000® Index, which returned -4.41%. Relative to the index, the fund benefited from especially strong security selection in the energy sector. Our picks also proved very helpful in industrials, health care and consumer staples. In contrast, positioning in the financials sector modestly detracted. On an individual basis, Skechers USA, a maker and retailer of lifestyle- and performance-oriented footwear, was the top relative contributor. Skechers’ shares gained 68% for the fund between January and October 2015, when we ultimately sold our position, as our investment models found Skechers’ risk/reward trade-off less attractive than that of other opportunities in the marketplace. Other meaningful contributors included Omega Protein, a maker of fish oil supplements and other nutritional products; Thoratec, which develops treatments for heart-failure patients; and Extra Space Storage, a self-storage real estate investment trust not in the benchmark. Thoratec exited the portfolio in October 2015 after the company was acquired. On the negative side, Century Aluminum Company posed the biggest challenge; this aluminum producer saw its shares return -79% for the fund due to continued depressed prices for aluminum. As the period progressed, our models found the stock unattractive, and we decided to sell our position. Freight transporter Arcbest was another subpar pick, shedding more than half its value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Sovran Self Storage, Inc.	0.8	0.6
Berry Plastics Group, Inc.	0.8	0.5
Integrated Device Technology, Inc.	0.7	0.7
Steris PLC	0.7	0.0
Aspen Technology, Inc.	0.7	0.7
PrivateBancorp, Inc.	0.7	0.6
American Eagle Outfitters, Inc.	0.7	0.7
SYNNEX Corp.	0.7	0.4
Deluxe Corp.	0.7	0.7
Molina Healthcare, Inc.	0.6	0.6
	7.1

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	22.3
Health Care	18.0	17.6
Information Technology	17.7	18.9
Consumer Discretionary	12.8	13.0
Industrials	10.9	11.5

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 3.6%

As of June 30, 2015*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 2.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 2.8%
American Axle & Manufacturing Holdings, Inc. (a)	66,890	$1,266,897
Cooper Tire & Rubber Co.	36,646	1,387,051
Cooper-Standard Holding, Inc. (a)	4,262	330,689
Dana Holding Corp.	101,749	1,404,136
Horizon Global Corp. (a)	3,891	40,350
Metaldyne Performance Group, Inc.	10,747	197,100
Superior Industries International, Inc.	357	6,576
Tenneco, Inc. (a)	31,576	1,449,654
Tower International, Inc.	6,442	184,048
		6,266,501
Diversified Consumer Services - 0.3%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	4,305	33,019
Capella Education Co.	7,100	328,162
Grand Canyon Education, Inc. (a)	2,470	99,096
K12, Inc. (a)	26,635	234,388
		694,665
Hotels, Restaurants & Leisure - 2.1%
BJ's Restaurants, Inc. (a)	7,003	304,420
Bloomin' Brands, Inc.	44,860	757,685
Cracker Barrel Old Country Store, Inc.	6,440	816,785
Isle of Capri Casinos, Inc. (a)	82,753	1,152,749
Jack in the Box, Inc.	6,932	531,754
Marriott Vacations Worldwide Corp.	16,084	915,984
Ruth's Hospitality Group, Inc.	18,402	292,960
		4,772,337
Household Durables - 1.0%
Bassett Furniture Industries, Inc.	4,474	112,208
CSS Industries, Inc.	345	9,791
Flexsteel Industries, Inc.	18,990	838,978
Hooker Furniture Corp.	202	5,098
iRobot Corp. (a)(b)	2,763	97,810
La-Z-Boy, Inc.	39,394	962,001
M.D.C. Holdings, Inc.	4,163	106,281
Zagg, Inc. (a)	15,193	166,211
		2,298,378
Internet & Catalog Retail - 0.0%
Duluth Holdings, Inc.	1,235	18,019
Leisure Products - 1.2%
Brunswick Corp.	13,700	691,987
Nautilus, Inc. (a)	56,026	936,755
Smith & Wesson Holding Corp. (a)	43,867	964,197
		2,592,939
Media - 0.5%
A.H. Belo Corp. Class A	4,925	24,625
Gray Television, Inc. (a)	28,803	469,489
Saga Communications, Inc. Class A	364	13,996
The McClatchy Co. Class A (a)	21,891	26,488
The New York Times Co. Class A	17,374	233,159
Time, Inc.	26,550	416,039
		1,183,796
Multiline Retail - 0.2%
Big Lots, Inc.	9,282	357,728
Specialty Retail - 3.8%
American Eagle Outfitters, Inc. (b)	98,075	1,520,163
Big 5 Sporting Goods Corp.	55,336	552,807
Caleres, Inc.	28,437	762,680
Express, Inc. (a)	78,982	1,364,809
Group 1 Automotive, Inc.	15,707	1,189,020
Outerwall, Inc. (b)	21,540	787,072
Rent-A-Center, Inc.	36,258	542,782
Select Comfort Corp. (a)	47,037	1,007,062
Shoe Carnival, Inc.	17,909	415,489
Stein Mart, Inc.	5,293	35,622
The Cato Corp. Class A (sub. vtg.)	9,864	363,192
		8,540,698
Textiles, Apparel & Luxury Goods - 0.9%
Deckers Outdoor Corp. (a)	9,581	452,223
Movado Group, Inc.	43,384	1,115,403
Unifi, Inc. (a)	18,749	527,784
		2,095,410

TOTAL CONSUMER DISCRETIONARY		28,820,471

CONSUMER STAPLES - 5.1%
Beverages - 0.2%
National Beverage Corp. (a)	6,755	306,947
Food & Staples Retailing - 1.0%
Casey's General Stores, Inc.	6,795	818,458
Ingles Markets, Inc. Class A	22,098	974,080
Performance Food Group Co.	1,333	30,846
SpartanNash Co.	14,399	311,594
Weis Markets, Inc.	1,466	64,944
		2,199,922
Food Products - 2.2%
Cal-Maine Foods, Inc. (b)	16,866	781,570
Dean Foods Co.	3,466	59,442
Omega Protein Corp. (a)	53,752	1,193,294
Post Holdings, Inc. (a)	20,974	1,294,096
Sanderson Farms, Inc. (b)	18,014	1,396,445
Seaboard Corp. (a)	51	147,632
Seneca Foods Corp. Class A (a)	3,029	87,780
		4,960,259
Household Products - 0.3%
Central Garden & Pet Co. Class A (non-vtg.) (a)	24,908	338,749
WD-40 Co.	4,169	411,272
		750,021
Personal Products - 0.8%
MediFast, Inc.	510	15,494
Natural Health Trends Corp. (b)	18,110	607,228
Nutraceutical International Corp. (a)	1,390	35,890
USANA Health Sciences, Inc. (a)(b)	9,503	1,214,008
		1,872,620
Tobacco - 0.6%
Universal Corp.	24,251	1,359,996

TOTAL CONSUMER STAPLES		11,449,765

ENERGY - 4.2%
Energy Equipment & Services - 1.1%
Archrock, Inc.(a)	3,690	27,749
Atwood Oceanics, Inc.	26,987	276,077
Dril-Quip, Inc. (a)	18,984	1,124,422
Gulf Island Fabrication, Inc.	1,428	14,937
Matrix Service Co. (a)	46,840	962,094
Natural Gas Services Group, Inc. (a)	458	10,213
		2,415,492
Oil, Gas & Consumable Fuels - 3.1%
Adams Resources & Energy, Inc.	244	9,370
Alon U.S.A. Energy, Inc.	77,533	1,150,590
DHT Holdings, Inc.	152,616	1,234,663
Navios Maritime Acquisition Corp. (b)	10,523	31,674
Nordic American Tanker Shipping Ltd. (b)	89,068	1,384,117
Par Petroleum Corp. (a)	6,041	142,205
Rex American Resources Corp. (a)	21,760	1,176,563
Ship Finance International Ltd. (NY Shares) (b)	17,821	295,294
Teekay Tankers Ltd.	20,346	139,980
Western Refining, Inc.	40,630	1,447,241
		7,011,697

TOTAL ENERGY		9,427,189

FINANCIALS - 23.3%
Banks - 6.5%
Arrow Financial Corp.	364	9,890
Banc of California, Inc.	1,513	22,120
BancFirst Corp.	4,113	241,104
Banco Latinoamericano de Comercio Exterior SA Series E	5,752	149,149
Bank of the Ozarks, Inc.	1,219	60,292
Banner Corp.	5,337	244,755
BB&T Corp.	30,569	1,155,814
Centerstate Banks of Florida, Inc.	6,959	108,908
Chemical Financial Corp.	15,763	540,198
Community Trust Bancorp, Inc.	971	33,946
Enterprise Financial Services Corp.	422	11,964
Fidelity Southern Corp.	10,016	223,457
First Bancorp, North Carolina	5,356	100,371
First Bancorp, Puerto Rico (a)	76,104	247,338
First Busey Corp.	5,829	120,252
First Financial Corp., Indiana	744	25,274
First Interstate Bancsystem, Inc.	16,962	493,085
First Merchants Corp.	12,986	330,104
First Midwest Bancorp, Inc., Delaware	14,384	265,097
FNB Corp., Pennsylvania	6,851	91,392
Franklin Financial Network, Inc.	296	9,288
Fulton Financial Corp.	107,907	1,403,870
German American Bancorp, Inc.	928	30,921
Great Southern Bancorp, Inc.	5,412	244,947
Great Western Bancorp, Inc.	23,841	691,866
Guaranty Bancorp	7,474	123,620
Hancock Holding Co.	10,657	268,237
Heritage Commerce Corp.	3,011	36,012
Hilltop Holdings, Inc. (a)	52,396	1,007,051
IBERIABANK Corp.	5,576	307,070
International Bancshares Corp.	7,889	202,747
MainSource Financial Group, Inc.	1,598	36,562
Merchants Bancshares, Inc.	7,404	233,152
National Penn Bancshares, Inc.	385	4,747
Opus Bank	19,183	709,196
People's Utah Bancorp	310	5,335
Preferred Bank, Los Angeles	903	29,817
PrivateBancorp, Inc.	37,194	1,525,698
Renasant Corp.	3,337	114,826
ServisFirst Bancshares, Inc.	4,997	237,507
Stonegate Bank	743	24,415
Texas Capital Bancshares, Inc. (a)	933	46,109
TowneBank	1,729	36,084
Trico Bancshares	290	7,958
Umpqua Holdings Corp.	66,880	1,063,392
United Community Bank, Inc.	1,365	26,604
Univest Corp. of Pennsylvania	2,702	56,364
Washington Trust Bancorp, Inc.	3,304	130,574
WesBanco, Inc.	3,689	110,744
Wilshire Bancorp, Inc.	10,086	116,493
Wintrust Financial Corp.	27,353	1,327,168
		14,642,884
Capital Markets - 2.0%
Diamond Hill Investment Group, Inc.	1,157	218,673
Financial Engines, Inc. (b)	41,248	1,388,820
INTL FCStone, Inc. (a)	32,735	1,095,313
Investment Technology Group, Inc.	6,183	105,235
Janus Capital Group, Inc.	4,757	67,026
KCG Holdings, Inc. Class A (a)	13,488	166,037
Manning & Napier, Inc. Class A	5,792	49,174
Oppenheimer Holdings, Inc. Class A (non-vtg.)	8,315	144,515
Piper Jaffray Companies (a)	29,278	1,182,831
Vector Capital Corp. rights (a)	5,673	0
		4,417,624
Consumer Finance - 1.0%
Enova International, Inc. (a)	44,340	293,087
Nelnet, Inc. Class A	37,595	1,262,064
Regional Management Corp. (a)	8,930	138,147
World Acceptance Corp. (a)(b)	12,601	467,497
		2,160,795
Diversified Financial Services - 0.2%
Gain Capital Holdings, Inc.	22,022	178,598
Marlin Business Services Corp.	13,853	222,479
		401,077
Insurance - 4.1%
AMBAC Financial Group, Inc. (a)	2,291	32,280
Amerisafe, Inc.	12,724	647,652
EMC Insurance Group	1,696	42,909
Employers Holdings, Inc.	13,450	367,185
Federated National Holding Co.	39,131	1,156,712
HCI Group, Inc. (b)	22,496	783,986
Heritage Insurance Holdings, Inc.	55,195	1,204,355
Horace Mann Educators Corp.	27,835	923,565
Infinity Property & Casualty Corp.	1,695	139,380
James River Group Holdings Ltd.	4,958	166,291
National General Holdings Corp.	1,880	41,097
Navigators Group, Inc. (a)	3,622	310,731
Primerica, Inc.	1,481	69,948
Selective Insurance Group, Inc.	40,790	1,369,728
Stewart Information Services Corp.	956	35,687
Symetra Financial Corp.	2,138	67,924
United Insurance Holdings Corp.	38,199	653,203
Universal Insurance Holdings, Inc. (b)	52,794	1,223,765
		9,236,398
Real Estate Investment Trusts - 7.4%
American Capital Mortgage Investment Corp.	4,944	69,018
Anworth Mortgage Asset Corp.	61,289	266,607
Apollo Commercial Real Estate Finance, Inc.	33,684	580,375
Apollo Residential Mortgage, Inc.	20,287	242,430
Ashford Hospitality Trust, Inc.	147,485	930,630
Capstead Mortgage Corp.	103,249	902,396
Coresite Realty Corp.	22,482	1,275,179
Easterly Government Properties, Inc.	1,162	19,963
Extra Space Storage, Inc.	13,480	1,189,071
First Industrial Realty Trust, Inc.	14,444	319,646
Gyrodyne LLC	190	4,813
iStar Financial, Inc. (a)	9,014	105,734
LTC Properties, Inc.	1,007	43,442
MFA Financial, Inc.	166,763	1,100,636
Monogram Residential Trust, Inc.	18,040	176,070
New Residential Investment Corp.	105,061	1,277,542
PS Business Parks, Inc.	8,410	735,286
RLJ Lodging Trust	63,901	1,382,179
Ryman Hospitality Properties, Inc.	26,985	1,393,505
Sovran Self Storage, Inc.	15,806	1,696,140
Sunstone Hotel Investors, Inc.	89,323	1,115,644
The GEO Group, Inc.	44,679	1,291,670
Xenia Hotels & Resorts, Inc.	25,861	396,449
		16,514,425
Real Estate Management & Development - 0.2%
Altisource Portfolio Solutions SA (a)	1,671	46,471
Marcus & Millichap, Inc. (a)	16,079	468,542
RE/MAX Holdings, Inc.	1,511	56,360
		571,373
Thrifts & Mortgage Finance - 1.9%
Anchor BanCorp Wisconsin, Inc. (a)	478	20,803
Brookline Bancorp, Inc., Delaware	3,729	42,884
Dime Community Bancshares, Inc.	18,402	321,851
Essent Group Ltd. (a)	18,780	411,094
EverBank Financial Corp.	11,100	177,378
Farmer Mac Class C (non-vtg.)	1,161	36,653
First Defiance Financial Corp.	3,757	141,939
Flagstar Bancorp, Inc. (a)	9,942	229,760
Hingham Institution for Savings	280	33,544
Lendingtree, Inc. (a)	3,800	339,264
Northwest Bancshares, Inc.	76,726	1,027,361
Provident Financial Services, Inc.	3,046	61,377
Walker & Dunlop, Inc. (a)	14,260	410,831
Waterstone Financial, Inc.	9,216	129,946
WSFS Financial Corp.	26,757	865,857
		4,250,542

TOTAL FINANCIALS		52,195,118

HEALTH CARE - 18.0%
Biotechnology - 4.9%
ACADIA Pharmaceuticals, Inc. (a)	7,234	257,892
Acceleron Pharma, Inc. (a)	554	27,013
Achillion Pharmaceuticals, Inc. (a)	4,461	48,134
Acorda Therapeutics, Inc. (a)	8,651	370,090
Akebia Therapeutics, Inc. (a)	4,449	57,481
Alexion Pharmaceuticals, Inc. (a)	1,112	212,114
AMAG Pharmaceuticals, Inc. (a)	8,585	259,181
Amicus Therapeutics, Inc. (a)	3,475	33,708
Anacor Pharmaceuticals, Inc. (a)	4,347	491,081
Applied Genetic Technologies Corp. (a)	6,300	128,520
ARIAD Pharmaceuticals, Inc. (a)	4,181	26,131
Array BioPharma, Inc. (a)	47,328	199,724
Atara Biotherapeutics, Inc. (a)	6,867	181,357
Axovant Sciences Ltd. (a)	1,004	18,102
Biospecifics Technologies Corp. (a)	909	39,060
Celldex Therapeutics, Inc. (a)	5,923	92,873
Cepheid, Inc. (a)	12,875	470,324
Clovis Oncology, Inc. (a)(b)	425	14,875
Concert Pharmaceuticals, Inc. (a)	7,539	143,015
Cytokinetics, Inc. (a)	20,641	215,905
CytomX Therapeutics, Inc. (a)	2,304	48,084
Dyax Corp. (a)	11,819	444,631
Dynavax Technologies Corp. (a)	197	4,760
Eagle Pharmaceuticals, Inc. (a)(b)	2,897	256,877
Edge Therapeutics, Inc. (a)	1,465	18,313
Emergent BioSolutions, Inc. (a)	7,283	291,393
Enanta Pharmaceuticals, Inc. (a)(b)	5,507	181,841
Exact Sciences Corp. (a)	1,080	9,968
Exelixis, Inc. (a)(b)	9,754	55,013
FibroGen, Inc. (a)	10,147	309,179
Five Prime Therapeutics, Inc. (a)	6,020	249,830
Genomic Health, Inc. (a)	1,492	52,518
Halozyme Therapeutics, Inc. (a)	7,333	127,081
Heron Therapeutics, Inc. (a)	1,387	37,033
ImmunoGen, Inc. (a)	3,094	41,986
Insmed, Inc. (a)	2,108	38,260
Ironwood Pharmaceuticals, Inc. Class A (a)	7,126	82,590
Kite Pharma, Inc. (a)(b)	1,992	122,747
Lexicon Pharmaceuticals, Inc. (a)	2,068	27,525
Ligand Pharmaceuticals, Inc. Class B (a)	3,489	378,277
Macrogenics, Inc. (a)	450	13,937
Merrimack Pharmaceuticals, Inc. (a)(b)	1,465	11,574
MiMedx Group, Inc. (a)(b)	29,160	273,229
Mirati Therapeutics, Inc. (a)	2,670	84,372
Momenta Pharmaceuticals, Inc. (a)	449	6,663
Myriad Genetics, Inc. (a)(b)	11,647	502,685
Neurocrine Biosciences, Inc. (a)	9,164	518,407
NewLink Genetics Corp. (a)	6,108	222,270
Novavax, Inc. (a)	22,066	185,134
Ophthotech Corp. (a)	4,860	381,656
PDL BioPharma, Inc.	52,404	185,510
Pfenex, Inc. (a)	6,630	82,079
Portola Pharmaceuticals, Inc. (a)	7,525	387,161
Progenics Pharmaceuticals, Inc. (a)	21,436	131,403
Prothena Corp. PLC (a)	2,509	170,888
PTC Therapeutics, Inc. (a)	1,070	34,668
Radius Health, Inc. (a)	187	11,508
Repligen Corp. (a)	8,925	252,488
Retrophin, Inc. (a)	10,506	202,661
Rigel Pharmaceuticals, Inc. (a)	19,737	59,803
Sage Therapeutics, Inc. (a)	1,010	58,883
Sarepta Therapeutics, Inc. (a)	2,920	112,654
TESARO, Inc. (a)	910	47,611
Tobira Therapeutics, Inc. (a)	3,439	34,562
Trevena, Inc. (a)	15,107	158,624
Ultragenyx Pharmaceutical, Inc. (a)	4,051	454,441
Vanda Pharmaceuticals, Inc. (a)(b)	17,499	162,916
Voyager Therapeutics, Inc. (a)	1,797	39,354
ZIOPHARM Oncology, Inc. (a)(b)	28,063	233,204
		11,084,831
Health Care Equipment & Supplies - 4.8%
Abiomed, Inc. (a)	5,478	494,554
Angiodynamics, Inc. (a)	393	4,771
Atrion Corp.	46	17,535
Cantel Medical Corp.	21,870	1,359,002
Cryolife, Inc.	3,305	35,628
Exactech, Inc. (a)	6,264	113,692
Globus Medical, Inc. (a)	1,112	30,936
Greatbatch, Inc. (a)	23,673	1,242,833
ICU Medical, Inc. (a)	1,613	181,914
Inogen, Inc. (a)	11,467	459,712
LivaNova PLC (a)(b)	24,038	1,427,136
Masimo Corp. (a)	33,410	1,386,849
Meridian Bioscience, Inc.	14,103	289,394
Merit Medical Systems, Inc. (a)	35,798	665,485
Natus Medical, Inc. (a)	19,113	918,380
NuVasive, Inc. (a)	6,056	327,690
Steris PLC	20,976	1,580,332
SurModics, Inc. (a)	14,283	289,516
Symmetry Surgical, Inc. (a)	3,786	34,831
		10,860,190
Health Care Providers & Services - 5.7%
Air Methods Corp. (a)	1,100	46,123
Alliance Healthcare Services, Inc. (a)	24,462	224,561
AmSurg Corp. (a)	641	48,716
Centene Corp. (a)	18,288	1,203,533
Chemed Corp.	9,580	1,435,084
Corvel Corp. (a)	8,024	352,414
HealthSouth Corp.	33,044	1,150,262
Magellan Health Services, Inc. (a)	22,521	1,388,645
Molina Healthcare, Inc. (a)(b)	24,226	1,456,709
National Healthcare Corp.	5,036	310,721
Owens & Minor, Inc.	14,052	505,591
PharMerica Corp. (a)	16,482	576,870
Select Medical Holdings Corp.	59,414	707,621
Surgical Care Affiliates, Inc. (a)	23,285	926,976
Team Health Holdings, Inc. (a)	12,596	552,838
The Ensign Group, Inc.	246	5,567
Triple-S Management Corp. (a)	20,225	483,580
Wellcare Health Plans, Inc. (a)	17,191	1,344,508
		12,720,319
Health Care Technology - 1.0%
HMS Holdings Corp. (a)	19,257	237,631
MedAssets, Inc. (a)	70	2,166
Omnicell, Inc. (a)	25,245	784,615
Quality Systems, Inc.	77,602	1,250,944
		2,275,356
Life Sciences Tools & Services - 0.7%
Affymetrix, Inc. (a)	2,525	25,477
Cambrex Corp. (a)	6,381	300,481
INC Research Holdings, Inc. Class A (a)	4,597	223,000
Luminex Corp. (a)	10,697	228,809
PAREXEL International Corp. (a)	8,830	601,500
PRA Health Sciences, Inc. (a)	2,011	91,038
		1,470,305
Pharmaceuticals - 0.9%
Catalent, Inc. (a)	6,518	163,146
Cempra, Inc. (a)	27	841
DepoMed, Inc. (a)	1,889	34,248
Impax Laboratories, Inc. (a)	6,795	290,554
Intra-Cellular Therapies, Inc. (a)	169	9,091
Lannett Co., Inc. (a)(b)	6,198	248,664
Nektar Therapeutics (a)	10,705	180,379
Pacira Pharmaceuticals, Inc. (a)(b)	3,345	256,863
Prestige Brands Holdings, Inc. (a)	8,966	461,570
Relypsa, Inc. (a)(b)	207	5,866
Sucampo Pharmaceuticals, Inc. Class A (a)	10,126	175,079
The Medicines Company (a)	5,610	209,477
TherapeuticsMD, Inc. (a)	4,146	42,994
Theravance, Inc.	223	2,350
		2,081,122

TOTAL HEALTH CARE		40,492,123

INDUSTRIALS - 10.9%
Aerospace & Defense - 2.1%
Astronics Corp. (a)	29,148	1,186,615
Astronics Corp. Class B	3,493	141,990
Curtiss-Wright Corp.	20,381	1,396,099
Esterline Technologies Corp. (a)	433	35,073
Moog, Inc. Class A (a)	22,771	1,379,923
Teledyne Technologies, Inc. (a)	7,797	691,594
		4,831,294
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	25,304	1,046,067
Airlines - 1.2%
Hawaiian Holdings, Inc. (a)	37,633	1,329,574
JetBlue Airways Corp. (a)	47,908	1,085,116
SkyWest, Inc.	12,562	238,929
		2,653,619
Building Products - 0.4%
American Woodmark Corp. (a)	8,004	640,160
Universal Forest Products, Inc.	3,748	256,251
		896,411
Commercial Services & Supplies - 2.0%
ACCO Brands Corp. (a)	20,957	149,423
ARC Document Solutions, Inc. (a)	10,669	47,157
Deluxe Corp.	26,768	1,459,927
Ennis, Inc.	7,765	149,476
G&K Services, Inc. Class A	3,115	195,934
Herman Miller, Inc.	18,154	521,020
Kimball International, Inc. Class B	58,254	569,142
Steelcase, Inc. Class A	12,045	179,471
UniFirst Corp.	9,871	1,028,558
West Corp.	5,411	116,715
		4,416,823
Construction & Engineering - 0.5%
Argan, Inc.	32,720	1,060,128
EMCOR Group, Inc.	861	41,362
		1,101,490
Electrical Equipment - 0.0%
Allied Motion Technologies, Inc.	1,905	49,873
EnerSys	1,173	65,606
		115,479
Machinery - 1.4%
Alamo Group, Inc.	4,205	219,081
Federal Signal Corp.	14,691	232,852
FreightCar America, Inc.	4,680	90,932
Global Brass & Copper Holdings, Inc.	8,569	182,520
Greenbrier Companies, Inc.	1,144	37,317
Hurco Companies, Inc.	6,118	162,494
Hyster-Yale Materials Handling Class A	10,566	554,187
Kadant, Inc.	9,771	396,800
Wabash National Corp. (a)(b)	110,739	1,310,042
		3,186,225
Marine - 0.6%
Matson, Inc.	30,262	1,290,069
Professional Services - 1.9%
CRA International, Inc. (a)	1,008	18,799
Heidrick & Struggles International, Inc.	486	13,229
Insperity, Inc.	27,749	1,336,114
Korn/Ferry International	39,680	1,316,582
Resources Connection, Inc.	40,452	660,986
RPX Corp. (a)	75,572	831,292
		4,177,002
Road & Rail - 0.3%
ArcBest Corp.	31,021	663,539

TOTAL INDUSTRIALS		24,378,018

INFORMATION TECHNOLOGY - 17.7%
Communications Equipment - 1.6%
Bel Fuse, Inc. Class B (non-vtg.)	1,553	26,851
Black Box Corp.	14,921	142,197
Communications Systems, Inc.	3,028	23,528
Comtech Telecommunications Corp.	8,778	176,350
Digi International, Inc. (a)	6,944	79,023
InterDigital, Inc.	13,538	663,904
NETGEAR, Inc. (a)	16,897	708,153
Plantronics, Inc.	8,021	380,356
Polycom, Inc. (a)	105,927	1,333,621
ShoreTel, Inc. (a)	8,891	78,685
		3,612,668
Electronic Equipment & Components - 4.9%
Anixter International, Inc. (a)	2,663	160,819
Benchmark Electronics, Inc. (a)	62,369	1,289,167
Coherent, Inc. (a)	12,186	793,430
CTS Corp.	381	6,721
ePlus, Inc. (a)	4,412	411,463
Insight Enterprises, Inc. (a)	3,049	76,591
KEMET Corp. (a)	3,952	9,366
Kimball Electronics, Inc. (a)	46,478	510,793
Mercury Systems, Inc. (a)	4,582	84,126
Methode Electronics, Inc. Class A	38,994	1,241,179
Multi-Fineline Electronix, Inc. (a)	20,570	425,388
Newport Corp. (a)	19,301	306,307
PC Connection, Inc.	3,132	70,908
Plexus Corp. (a)	7,726	269,792
Rofin-Sinar Technologies, Inc. (a)	4,458	119,385
Sanmina Corp. (a)	63,814	1,313,292
ScanSource, Inc. (a)	27,606	889,465
SYNNEX Corp.	16,328	1,468,377
Tech Data Corp. (a)	21,613	1,434,671
		10,881,240
Internet Software & Services - 0.7%
DHI Group, Inc. (a)	3,893	35,699
EarthLink Holdings Corp.	19,626	145,821
Global Sources Ltd. (a)	23,186	180,851
RetailMeNot, Inc. (a)	72,889	723,059
United Online, Inc. (a)	41,040	483,862
		1,569,292
IT Services - 3.9%
CACI International, Inc. Class A (a)	782	72,554
Cardtronics, Inc. (a)	17,731	596,648
Computer Task Group, Inc.	6,796	44,990
Convergys Corp.	21,306	530,306
CSG Systems International, Inc.	37,814	1,360,548
ExlService Holdings, Inc. (a)	6,194	278,296
Hackett Group, Inc.	3,377	54,268
Heartland Payment Systems, Inc.	2,187	207,371
Higher One Holdings, Inc. (a)	26,651	86,349
Jack Henry & Associates, Inc.	14,414	1,125,157
Maximus, Inc.	24,429	1,374,131
NCI, Inc. Class A	7,284	99,427
Neustar, Inc. Class A (a)(b)	54,885	1,315,593
Science Applications International Corp.	3,243	148,465
Sykes Enterprises, Inc. (a)	26,691	821,549
Syntel, Inc. (a)	13,582	614,586
		8,730,238
Semiconductors & Semiconductor Equipment - 3.9%
Cabot Microelectronics Corp. (a)	28,304	1,239,149
Cirrus Logic, Inc. (a)(b)	44,550	1,315,562
Fairchild Semiconductor International, Inc. (a)	3,160	65,444
Integrated Device Technology, Inc. (a)	62,470	1,646,085
IXYS Corp.	24,782	312,997
Microsemi Corp. (a)	21,270	693,189
MKS Instruments, Inc.	25,201	907,236
NeoPhotonics Corp. (a)	39,326	427,080
PDF Solutions, Inc. (a)	554	6,005
Photronics, Inc. (a)	49,181	612,303
PMC-Sierra, Inc. (a)	2,921	33,942
Rambus, Inc. (a)	1,962	22,740
Rudolph Technologies, Inc. (a)	2,589	36,816
Sigma Designs, Inc. (a)	4,641	29,331
Synaptics, Inc. (a)	1,926	154,735
Tessera Technologies, Inc.	42,424	1,273,144
		8,775,758
Software - 1.8%
Aspen Technology, Inc. (a)	40,782	1,539,928
AVG Technologies NV (a)	6,748	135,297
Fleetmatics Group PLC (a)(b)	1,390	70,598
MicroStrategy, Inc. Class A (a)	3,826	685,964
Monotype Imaging Holdings, Inc.	12,029	284,366
Pegasystems, Inc.	10,701	294,278
Progress Software Corp. (a)	26,898	645,552
QAD, Inc. Class B	1,676	30,905
Qualys, Inc. (a)	10,000	330,900
Zix Corp. (a)	3,871	19,665
		4,037,453
Technology Hardware, Storage & Peripherals - 0.9%
QLogic Corp. (a)	103,906	1,267,653
Super Micro Computer, Inc. (a)(b)	32,557	797,972
		2,065,625

TOTAL INFORMATION TECHNOLOGY		39,672,274

MATERIALS - 2.7%
Chemicals - 0.9%
Chemtura Corp. (a)	8,966	244,503
FutureFuel Corp.	59,266	800,091
Innophos Holdings, Inc.	3,549	102,850
Innospec, Inc.	2,619	142,238
Kraton Performance Polymers, Inc. (a)	6,622	109,991
Minerals Technologies, Inc.	13,749	630,529
Stepan Co.	583	28,969
		2,059,171
Construction Materials - 0.0%
United States Lime & Minerals, Inc.	907	49,849
Containers & Packaging - 1.1%
AEP Industries, Inc. (a)	7,978	615,503
Berry Plastics Group, Inc. (a)	46,676	1,688,738
		2,304,241
Metals & Mining - 0.1%
Commercial Metals Co.	15,688	214,769
SunCoke Energy, Inc.	6,866	23,825
Worthington Industries, Inc.	783	23,600
		262,194
Paper & Forest Products - 0.6%
P.H. Glatfelter Co.	2,225	41,029
Schweitzer-Mauduit International, Inc.	32,457	1,362,869
		1,403,898

TOTAL MATERIALS		6,079,353

TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
Atlantic Tele-Network, Inc.	8,792	687,798
IDT Corp. Class B	31,656	369,109
Inteliquent, Inc.	64,127	1,139,537
Vonage Holdings Corp. (a)	84,282	483,779
		2,680,223
Wireless Telecommunication Services - 0.1%
Shenandoah Telecommunications Co.	3,358	144,562
Spok Holdings, Inc.	3,934	72,071
		216,633

TOTAL TELECOMMUNICATION SERVICES		2,896,856

UTILITIES - 1.8%
Electric Utilities - 0.4%
Allete, Inc.	5,452	277,125
Cleco Corp.	2,968	154,959
Empire District Electric Co.	528	14,821
IDACORP, Inc.	5,655	384,540
Portland General Electric Co.	2,357	85,724
		917,169
Gas Utilities - 0.6%
Laclede Group, Inc.	478	28,398
New Jersey Resources Corp.	11,168	368,097
ONE Gas, Inc.	13,818	693,249
Piedmont Natural Gas Co., Inc.	6,116	348,734
		1,438,478
Multi-Utilities - 0.2%
Avangrid, Inc. (a)	9,760	374,784
Water Utilities - 0.6%
American States Water Co.	32,477	1,362,410
Artesian Resources Corp. Class A	265	7,341
Middlesex Water Co.	1,931	51,249
		1,421,000

TOTAL UTILITIES		4,151,431

TOTAL COMMON STOCKS
(Cost $206,594,348)		219,562,598
	Principal Amount	Value

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.37% 5/26/16 (c)
(Cost $998,510)	1,000,000	998,456
	Shares	Value

Money Market Funds - 10.8%
Fidelity Cash Central Fund, 0.33% (d)	4,033,560	$4,033,560
Fidelity Securities Lending Cash Central Fund, 0.35% (d)(e)	20,254,836	20,254,836
TOTAL MONEY MARKET FUNDS
(Cost $24,288,396)		24,288,396
TOTAL INVESTMENT PORTFOLIO - 109.1%
(Cost $231,881,254)		244,849,450
NET OTHER ASSETS (LIABILITIES) - (9.1)%		(20,443,670)
NET ASSETS - 100%		$224,405,780

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
40 ICE Russell 2000 Index Contracts (United States)	March 2016	4,526,000	$67,951

The face value of futures purchased as a percentage of Net Assets is 2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $236,634.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,196
Fidelity Securities Lending Cash Central Fund	232,647
Total	$242,843

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$28,820,471	$28,820,471	$--	$--
Consumer Staples	11,449,765	11,449,765	--	--
Energy	9,427,189	9,427,189	--	--
Financials	52,195,118	52,195,118	--	--
Health Care	40,492,123	40,492,123	--	--
Industrials	24,378,018	24,378,018	--	--
Information Technology	39,672,274	39,672,274	--	--
Materials	6,079,353	6,079,353	--	--
Telecommunication Services	2,896,856	2,896,856	--	--
Utilities	4,151,431	4,151,431	--	--
U.S. Government and Government Agency Obligations	998,456	--	998,456	--
Money Market Funds	24,288,396	24,288,396	--	--
Total Investments in Securities:	$244,849,450	$243,850,994	$998,456	$--
Derivative Instruments:
Assets
Futures Contracts	$67,951	$67,951	$--	$--
Total Assets	$67,951	$67,951	$--	$--
Total Derivative Instruments:	$67,951	$67,951	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$67,951	$0
Total Value of Derivatives	$67,951	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $19,339,445) — See accompanying schedule: Unaffiliated issuers (cost $207,592,858)	$220,561,054
Fidelity Central Funds (cost $24,288,396)	24,288,396
Total Investments (cost $231,881,254)		$244,849,450
Receivable for investments sold		2,028,904
Receivable for fund shares sold		150,153
Dividends receivable		450,991
Distributions receivable from Fidelity Central Funds		43,736
Prepaid expenses		491
Total assets		247,523,725
Liabilities
Payable to custodian bank	$325,920
Payable for investments purchased	2,273,727
Payable for fund shares redeemed	3,424
Accrued management fee	132,625
Distribution and service plan fees payable	693
Payable for daily variation margin for derivative instruments	46,000
Other affiliated payables	33,155
Other payables and accrued expenses	47,565
Collateral on securities loaned, at value	20,254,836
Total liabilities		23,117,945
Net Assets		$224,405,780
Net Assets consist of:
Paid in capital		$196,991,822
Undistributed net investment income		59,596
Accumulated undistributed net realized gain (loss) on investments		14,318,215
Net unrealized appreciation (depreciation) on investments		13,036,147
Net Assets		$224,405,780
Initial Class:
Net Asset Value, offering price and redemption price per share ($30,227,218 ÷ 2,081,783 shares)		$14.52
Service Class:
Net Asset Value, offering price and redemption price per share ($311,427 ÷ 21,388 shares)		$14.56
Service Class 2:
Net Asset Value, offering price and redemption price per share ($3,198,149 ÷ 219,416 shares)		$14.58
Investor Class:
Net Asset Value, offering price and redemption price per share ($190,668,986 ÷ 13,172,103 shares)		$14.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$3,262,844
Interest		375
Income from Fidelity Central Funds (including $232,647 from security lending)		242,843
Total income		3,506,062
Expenses
Management fee	$1,602,372
Transfer agent fees	309,825
Distribution and service plan fees	8,383
Accounting and security lending fees	90,467
Custodian fees and expenses	35,894
Independent trustees' compensation	971
Audit	52,879
Legal	1,695
Miscellaneous	1,450
Total expenses before reductions	2,103,936
Expense reductions	(4,706)	2,099,230
Net investment income (loss)		1,406,832
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,722,493
Futures contracts	(25,780)
Total net realized gain (loss)		15,696,713
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,280,016)
Futures contracts	(113,637)
Total change in net unrealized appreciation (depreciation)		(23,393,653)
Net gain (loss)		(7,696,940)
Net increase (decrease) in net assets resulting from operations		$(6,290,108)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,406,832	$761,959
Net realized gain (loss)	15,696,713	11,535,251
Change in net unrealized appreciation (depreciation)	(23,393,653)	(3,059,641)
Net increase (decrease) in net assets resulting from operations	(6,290,108)	9,237,569
Distributions to shareholders from net investment income	(1,246,217)	(734,026)
Distributions to shareholders from net realized gain	(457,407)	(15,669,756)
Total distributions	(1,703,624)	(16,403,782)
Share transactions - net increase (decrease)	21,754,368	(17,288,259)
Total increase (decrease) in net assets	13,760,636	(24,454,472)
Net Assets
Beginning of period	210,645,144	235,099,616
End of period (including undistributed net investment income of $59,596 and $0, respectively)	$224,405,780	$210,645,144

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.94	$15.40	$12.03	$10.94	$11.15
Income from Investment Operations
Net investment income (loss)A	.10	.06	.09	.22	.05
Net realized and unrealized gain (loss)	(.40)	.69	4.44	1.83	(.20)
Total from investment operations	(.30)	.75	4.53	2.05	(.15)
Distributions from net investment income	(.09)	(.07)	(.07)	(.25)	(.06)
Distributions from net realized gain	(.03)	(1.14)	(1.09)	(.71)	–
Total distributions	(.12)	(1.21)	(1.16)	(.96)	(.06)
Net asset value, end of period	$14.52	$14.94	$15.40	$12.03	$10.94
Total ReturnB,C	(1.99)%	5.28%	38.35%	19.00%	(1.36)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.85%	.85%	.86%	.91%	.91%
Expenses net of fee waivers, if any	.84%	.85%	.86%	.91%	.91%
Expenses net of all reductions	.84%	.85%	.86%	.91%	.91%
Net investment income (loss)	.68%	.41%	.66%	1.80%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$30,227	$33,658	$45,699	$20,183	$19,809
Portfolio turnover rateF	96%	100%	108%	99%	90%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.98	$15.44	$12.06	$10.96	$11.16
Income from Investment Operations
Net investment income (loss)A	.09	.05	.08	.21	.04
Net realized and unrealized gain (loss)	(.40)	.68	4.44	1.84	(.20)
Total from investment operations	(.31)	.73	4.52	2.05	(.16)
Distributions from net investment income	(.08)	(.05)	(.05)	(.24)	(.04)
Distributions from net realized gain	(.03)	(1.14)	(1.09)	(.71)	–
Total distributions	(.11)	(1.19)	(1.14)	(.95)	(.04)
Net asset value, end of period	$14.56	$14.98	$15.44	$12.06	$10.96
Total ReturnB,C	(2.09)%	5.19%	38.19%	18.97%	(1.41)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.95%	.95%	.95%	.99%	1.01%
Expenses net of fee waivers, if any	.94%	.95%	.95%	.99%	1.01%
Expenses net of all reductions	.94%	.95%	.95%	.99%	1.01%
Net investment income (loss)	.58%	.32%	.57%	1.72%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$311	$320	$329	$279	$235
Portfolio turnover rateF	96%	100%	108%	99%	90%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.99	$15.45	$12.07	$10.96	$11.15
Income from Investment Operations
Net investment income (loss)A	.07	.02	.05	.18	.02
Net realized and unrealized gain (loss)	(.40)	.68	4.45	1.83	(.20)
Total from investment operations	(.33)	.70	4.50	2.01	(.18)
Distributions from net investment income	(.05)	(.02)	(.03)	(.19)	(.01)
Distributions from net realized gain	(.03)	(1.14)	(1.09)	(.71)	–
Total distributions	(.08)	(1.16)	(1.12)	(.90)	(.01)
Net asset value, end of period	$14.58	$14.99	$15.45	$12.07	$10.96
Total ReturnB,C	(2.18)%	4.93%	37.96%	18.58%	(1.58)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.14%	1.15%	1.23%	1.26%
Expenses net of fee waivers, if any	1.10%	1.14%	1.15%	1.23%	1.25%
Expenses net of all reductions	1.10%	1.14%	1.15%	1.23%	1.25%
Net investment income (loss)	.43%	.12%	.37%	1.48%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$3,198	$3,097	$4,115	$1,624	$1,656
Portfolio turnover rateF	96%	100%	108%	99%	90%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.89	$15.36	$12.01	$10.92	$11.12
Income from Investment Operations
Net investment income (loss)A	.09	.05	.08	.21	.04
Net realized and unrealized gain (loss)	(.39)	.68	4.42	1.83	(.19)
Total from investment operations	(.30)	.73	4.50	2.04	(.15)
Distributions from net investment income	(.08)	(.05)	(.06)	(.24)	(.05)
Distributions from net realized gain	(.03)	(1.14)	(1.09)	(.71)	–
Total distributions	(.11)	(1.20)B	(1.15)	(.95)	(.05)
Net asset value, end of period	$14.48	$14.89	$15.36	$12.01	$10.92
Total ReturnC,D	(2.00)%	5.15%	38.18%	18.96%	(1.35)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.93%	.94%	.98%	.99%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.98%	.98%
Expenses net of all reductions	.92%	.93%	.93%	.98%	.98%
Net investment income (loss)	.60%	.34%	.58%	1.73%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$190,669	$173,570	$184,956	$65,042	$54,198
Portfolio turnover rateG	96%	100%	108%	99%	90%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.20 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $1.141 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end:

Gross unrealized appreciation	$29,392,433
Gross unrealized depreciation	(18,462,972)
Net unrealized appreciation (depreciation) on securities	$10,929,461
Tax Cost	$233,919,989

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$59,499
Undistributed long-term capital gain	$16,424,996
Net unrealized appreciation (depreciation) on securities and other investments	$10,929,461

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,323,059	$ 2,689,619
Long-term Capital Gains	380,565	13,714,163
Total	$1,703,624	$ 16,403,782

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(25,780) and a change in net unrealized appreciation (depreciation) of $(113,637) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $236,861,961 and $214,065,356, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$329
Service Class 2	8,054
$8,383

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of 07%(.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$21,980
Service Class	222
Service Class 2	2,405
Investor Class	285,218
$309,825

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $319 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

During the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $961 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$3,745

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$189,220	$138,865
Service Class	1,604	1,130
Service Class 2	11,209	3,132
Investor Class	1,044,184	590,899
Total	$1,246,217	$734,026
From net realized gain
Initial Class	$69,227	$2,630,986
Service Class	684	24,318
Service Class 2	6,519	239,244
Investor Class	380,977	12,775,208
Total	$457,407	$15,669,756

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	414,891	345,327	$6,416,859	$5,224,865
Reinvestment of distributions	17,720	193,300	258,447	2,769,851
Shares redeemed	(603,842)	(1,253,092)	(9,221,976)	(18,660,460)
Net increase (decrease)	(171,231)	(714,465)	$(2,546,670)	$(10,665,744)
Service Class
Reinvestment of distributions	156	1,771	2,288	25,448
Shares redeemed	(157)	(1,695)	(2,288)	(25,448)
Net increase (decrease)	(1)	76	$–	$–
Service Class 2
Shares sold	114,892	63,989	$1,792,406	$972,445
Reinvestment of distributions	1,207	16,850	17,728	242,376
Shares redeemed	(103,229)	(140,691)	(1,603,734)	(2,074,222)
Net increase (decrease)	12,870	(59,852)	$206,400	$(859,401)
Investor Class
Shares sold	2,814,636	1,936,337	$43,782,381	$29,244,341
Reinvestment of distributions	98,023	935,591	1,425,161	13,366,107
Shares redeemed	(1,394,487)	(3,261,463)	(21,112,904)	(48,373,562)
Net increase (decrease)	1,518,172	(389,535)	$24,094,638	$(5,763,114)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 99% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.84%
Actual		$1,000.00	$923.90	$4.07
Hypothetical-C		$1,000.00	$1,020.97	$4.28
Service Class	.95%
Actual		$1,000.00	$923.70	$4.61
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Service Class 2	1.10%
Actual		$1,000.00	$923.50	$5.33
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Investor Class	.93%
Actual		$1,000.00	$924.20	$4.51
Hypothetical-C		$1,000.00	$1,020.52	$4.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/16	02/05/16	$0.004	$1.062

Service Class	02/08/16	02/05/16	$0.004	$1.062

Service Class 2	02/08/16	02/05/16	$0.004	$1.062

Investor Class	02/08/16	02/05/16	$0.004	$1.062

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2015, $16,445,999, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividend distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's and Geode s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

VIP Disciplined Small Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VDSC-ANN-0216
1.820582.110

Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	0.64%	10.91%	7.26%
Service Class	0.56%	10.80%	7.16%
Service Class 2	0.39%	10.63%	7.00%
Investor Class	0.56%	10.82%	7.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund℠ Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,163	VIP Contrafund℠ Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Co-Portfolio Manager Robert Stansky:  For the year, the fund’s share classes posted small gains while trailing the benchmark S&P 500® index. Stock selection in the consumer discretionary sector was the biggest drag on relative performance. One stock responsible for a lot of the negative impact here was strong-performing online retailer Amazon.com, the fund’s biggest relative detractor and a stock we didn’t own for much of the period because of concerns about its valuation. Given Amazon’s improving profitability and its recent success in cloud computing, Co-Manager Peter Dixon built an overweighted position here in November. Also detracting was chipmaker Marvell Technology Group, an out-of-benchmark position. Not owning industrial conglomerate General Electric also detracted, as did a sizable underweighting in PC software provider Microsoft. Both were strong-performing index names. Conversely, the fund got a boost from stock picking in industrials. Shares of Roper Technologies, the fund’s top relative contributor and fourth-largest holding at the end of 2015, rose about 22% for the year. The maker of pumps and other equipment used in the energy and industrials sectors, as well as medical software and scientific imaging products, posted strong third-quarter earnings. Other noteworthy contributors were coffee-bar operator Starbucks and managed-care provider CIGNA.

Note to shareholders: On November 2, 2015, Peter Dixon was named Co-Manager of the fund to manage its consumer discretionary sleeve, succeeding Peter Saperstone.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class C	3.0	1.8
Apple, Inc.	2.5	4.2
Danaher Corp.	2.4	1.9
Roper Technologies, Inc.	2.2	1.6
AMETEK, Inc.	2.2	1.7
JPMorgan Chase & Co.	1.7	1.9
Capital One Financial Corp.	1.6	1.8
Amazon.com, Inc.	1.6	0.0
Facebook, Inc. Class A	1.4	0.9
The Coca-Cola Co.	1.4	1.2
	20.0

Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.8	18.3
Financials	15.8	16.3
Health Care	15.2	15.3
Consumer Discretionary	13.7	14.6
Consumer Staples	9.8	9.0
Industrials	8.9	9.8
Energy	6.5	7.6
Materials	3.7	3.8
Utilities	2.9	2.7
Telecommunication Services	2.2	1.8

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *
Stocks and Equity Futures	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 12.0%

As of June 30, 2015 *
Stocks and Equity Futures	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 11.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.6%
Delphi Automotive PLC	1,216,400	$104,281,972
Automobiles - 0.3%
Tesla Motors, Inc. (a)	239,100	57,386,391
Diversified Consumer Services - 0.3%
2U, Inc. (a)	785,400	21,975,492
H&R Block, Inc.	1,260,100	41,973,931
		63,949,423
Hotels, Restaurants & Leisure - 1.6%
Fiesta Restaurant Group, Inc. (a)	602,500	20,244,000
Hilton Worldwide Holdings, Inc.	5,497,700	117,650,780
Las Vegas Sands Corp.	1,010,900	44,317,856
Starbucks Corp.	1,989,400	119,423,682
Tuniu Corp. Class A sponsored ADR (a)	309,109	4,939,562
		306,575,880
Household Durables - 0.2%
Lennar Corp. Class A	384,414	18,801,689
PulteGroup, Inc.	1,590,640	28,345,205
		47,146,894
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	433,700	293,133,493
Media - 3.5%
Charter Communications, Inc. Class A (a)(b)	738,200	135,164,420
Comcast Corp. Class A	238,300	13,447,269
ITV PLC	37,801,500	154,140,803
Legend Pictures LLC (a)(c)(d)	2,062	3,777,378
Manchester United PLC (b)	1,352,629	24,090,322
MDC Partners, Inc. Class A	2,088,521	45,362,676
The Madison Square Garden Co. (a)	201,306	32,571,311
The Walt Disney Co.	2,213,700	232,615,596
Weinstein Co. Holdings LLC Class A-1 unit (a)(c)(d)	11,499	3,438,201
		644,607,976
Multiline Retail - 0.4%
B&M European Value Retail S.A.	15,805,466	66,336,290
Specialty Retail - 3.4%
AutoZone, Inc. (a)	112,445	83,424,070
Home Depot, Inc.	1,517,494	200,688,582
L Brands, Inc.	1,682,371	161,204,789
Ross Stores, Inc.	1,652,450	88,918,335
TJX Companies, Inc.	1,383,939	98,135,114
		632,370,890
Textiles, Apparel & Luxury Goods - 1.8%
NIKE, Inc. Class B	3,038,802	189,925,125
VF Corp.	2,248,800	139,987,800
		329,912,925

TOTAL CONSUMER DISCRETIONARY		2,545,702,134

CONSUMER STAPLES - 9.8%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	36,571	4,551,161
Constellation Brands, Inc. Class A (sub. vtg.)	495,200	70,536,288
Monster Beverage Corp.	395,033	58,844,116
The Coca-Cola Co.	6,127,306	263,229,066
		397,160,631
Food & Staples Retailing - 2.1%
CVS Health Corp.	2,021,364	197,628,758
Kroger Co.	2,748,764	114,980,798
Sprouts Farmers Market LLC (a)	724,000	19,251,160
Wal-Mart Stores, Inc.	394,276	24,169,119
Whole Foods Market, Inc.	1,286,806	43,108,001
		399,137,836
Food Products - 1.1%
Blue Buffalo Pet Products, Inc. (a)(b)	289,900	5,424,029
Keurig Green Mountain, Inc.	762,133	68,576,727
Mead Johnson Nutrition Co. Class A	1,025,989	81,001,832
The Hershey Co.	440,490	39,322,542
		194,325,130
Household Products - 1.4%
Colgate-Palmolive Co.	2,416,900	161,013,878
Procter & Gamble Co.	1,241,184	98,562,421
		259,576,299
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	675,928	59,522,220
Nu Skin Enterprises, Inc. Class A	472,937	17,919,583
		77,441,803
Tobacco - 2.7%
Altria Group, Inc.	3,877,554	225,712,418
British American Tobacco PLC sponsored ADR	1,854,279	204,805,116
Philip Morris International, Inc.	729,400	64,121,554
Reynolds American, Inc.	73,436	3,389,071
		498,028,159

TOTAL CONSUMER STAPLES		1,825,669,858

ENERGY - 6.4%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	1,036,200	47,820,630
Dril-Quip, Inc. (a)	276,749	16,391,843
Halliburton Co.	717,982	24,440,107
Independence Contract Drilling, Inc. (a)	1,081,939	5,463,792
Oceaneering International, Inc.	479,162	17,978,158
Schlumberger Ltd.	2,274,000	158,611,500
		270,706,030
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp.	1,824,121	88,615,798
Apache Corp.	1,003,600	44,630,092
Black Stone Minerals LP	1,195,000	17,243,850
Cabot Oil & Gas Corp.	1,718,635	30,402,653
Chevron Corp.	1,345,900	121,077,164
Cimarex Energy Co.	249,300	22,282,434
Encana Corp.	4,618,200	23,463,139
EOG Resources, Inc.	803,574	56,885,003
Exxon Mobil Corp.	1,619,002	126,201,206
Kinder Morgan, Inc.	269,700	4,023,924
Memorial Resource Development Corp. (a)	1,499,500	24,216,925
Noble Energy, Inc.	2,471,800	81,396,374
Parsley Energy, Inc. Class A (a)	1,629,457	30,063,482
Phillips 66 Co.	999,439	81,754,110
Pioneer Natural Resources Co.	406,600	50,979,508
PrairieSky Royalty Ltd. (b)	1,444,612	22,884,943
SM Energy Co. (b)	1,240,600	24,390,196
Suncor Energy, Inc.	2,386,195	61,599,252
		912,110,053

TOTAL ENERGY		1,182,816,083

FINANCIALS - 15.8%
Banks - 6.6%
Bank of America Corp.	14,439,214	243,011,972
Citigroup, Inc.	4,177,450	216,183,038
Comerica, Inc.	1,157,500	48,418,225
Huntington Bancshares, Inc.	3,415,181	37,771,902
JPMorgan Chase & Co.	4,821,006	318,331,026
M&T Bank Corp.	496,500	60,165,870
Regions Financial Corp.	3,286,900	31,554,240
Synovus Financial Corp.	950,023	30,761,745
U.S. Bancorp	3,805,544	162,382,562
Wells Fargo & Co.	983,200	53,446,752
Zions Bancorporation	1,008,500	27,532,050
		1,229,559,382
Capital Markets - 1.8%
Bank of New York Mellon Corp.	990,400	40,824,288
BlackRock, Inc. Class A	191,113	65,077,799
E*TRADE Financial Corp. (a)	1,456,278	43,164,080
Goldman Sachs Group, Inc.	581,100	104,731,653
Invesco Ltd.	735,357	24,619,752
Northern Trust Corp.	483,364	34,845,711
Oaktree Capital Group LLC Class A	331,134	15,801,714
		329,064,997
Consumer Finance - 2.1%
Capital One Financial Corp.	4,084,248	294,801,021
Navient Corp.	3,176,876	36,375,230
OneMain Holdings, Inc. (a)	495,098	20,566,371
SLM Corp. (a)	5,632,376	36,723,092
		388,465,714
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc.:
Class A (a)	47	9,296,600
Class B (a)	768,800	101,512,352
IntercontinentalExchange, Inc.	249,109	63,836,672
KBC Ancora	450,178	19,038,422
		193,684,046
Insurance - 1.9%
Direct Line Insurance Group PLC	5,376,391	32,297,943
Fairfax Financial Holdings Ltd. (sub. vtg.)	21,700	10,302,050
Marsh & McLennan Companies, Inc.	1,226,970	68,035,487
MetLife, Inc.	938,487	45,244,458
The Chubb Corp.	1,404,300	186,266,352
Unum Group	635,100	21,142,479
		363,288,769
Real Estate Investment Trusts - 2.1%
Altisource Residential Corp. Class B	2,101,682	26,081,874
American Tower Corp.	242,100	23,471,595
Boston Properties, Inc.	326,000	41,578,040
Crown Castle International Corp.	156,600	13,538,070
Digital Realty Trust, Inc.	508,200	38,430,084
Duke Realty LP	1,550,100	32,583,102
Extra Space Storage, Inc.	255,400	22,528,834
FelCor Lodging Trust, Inc.	1,352,900	9,876,170
Outfront Media, Inc.	587,014	12,814,516
Store Capital Corp.	1,879,000	43,592,800
Sun Communities, Inc.	801,969	54,958,936
Ventas, Inc.	796,000	44,918,280
VEREIT, Inc.	2,582,800	20,455,776
		384,828,077
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	1,402,389	48,494,612

TOTAL FINANCIALS		2,937,385,597

HEALTH CARE - 15.2%
Biotechnology - 4.8%
AbbVie, Inc.	2,025,421	119,985,940
Alexion Pharmaceuticals, Inc. (a)	542,432	103,468,904
Amgen, Inc.	1,298,520	210,788,752
Baxalta, Inc.	1,882,425	73,471,048
Biogen, Inc. (a)	118,931	36,434,512
BioMarin Pharmaceutical, Inc. (a)	246,893	25,864,511
Celgene Corp. (a)	1,135,700	136,011,432
Gilead Sciences, Inc.	1,701,961	172,221,434
Vertex Pharmaceuticals, Inc. (a)	34,100	4,290,803
		882,537,336
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	2,216,400	99,538,524
Boston Scientific Corp. (a)	7,962,549	146,829,404
Edwards Lifesciences Corp. (a)	855,484	67,566,126
Medtronic PLC	3,264,390	251,096,879
The Cooper Companies, Inc.	186,020	24,963,884
Wright Medical Group NV (a)	1,204,200	29,117,556
		619,112,373
Health Care Providers & Services - 2.9%
Brookdale Senior Living, Inc. (a)	409,233	7,554,441
Cigna Corp.	879,126	128,642,508
HCA Holdings, Inc. (a)	669,114	45,252,180
Henry Schein, Inc. (a)	473,641	74,925,270
McKesson Corp.	539,100	106,326,693
UnitedHealth Group, Inc.	1,465,100	172,354,364
		535,055,456
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	1,361,700	56,932,677
Thermo Fisher Scientific, Inc.	670,613	95,126,454
		152,059,131
Pharmaceuticals - 3.4%
Allergan PLC (a)	754,352	235,735,000
Bristol-Myers Squibb Co.	3,318,705	228,293,717
Endo Health Solutions, Inc. (a)	810,100	49,594,322
Horizon Pharma PLC (a)	1,448,700	31,393,329
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,345,700	88,331,748
		633,348,116

TOTAL HEALTH CARE		2,822,112,412

INDUSTRIALS - 8.9%
Electrical Equipment - 2.3%
AMETEK, Inc.	7,459,547	399,757,124
SolarCity Corp. (a)	385,500	19,668,210
		419,425,334
Industrial Conglomerates - 4.6%
Danaher Corp.	4,774,221	443,429,646
Roper Technologies, Inc.	2,174,340	412,667,989
		856,097,635
Machinery - 1.2%
WABCO Holdings, Inc. (a)	965,979	98,781,013
Wabtec Corp.	1,732,535	123,217,889
		221,998,902
Professional Services - 0.3%
Verisk Analytics, Inc. (a)	629,032	48,359,980
WageWorks, Inc. (a)	59,257	2,688,490
		51,048,470
Road & Rail - 0.5%
eHi Car Service Co. Ltd. sponsored ADR (a)	40	504
J.B. Hunt Transport Services, Inc.	1,354,583	99,372,209
		99,372,713
Trading Companies & Distributors - 0.0%
AerCap Holdings NV (a)	181,400	7,829,224

TOTAL INDUSTRIALS		1,655,772,278

INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	250,600	6,488,034
Qualcomm Technologies, Inc.	2,038,629	101,900,871
		108,388,905
Electronic Equipment & Components - 0.2%
Fitbit, Inc.	593,900	17,573,501
Samsung SDI Co. Ltd.	224,010	21,485,525
		39,059,026
Internet Software & Services - 7.0%
58.com, Inc. ADR (a)	387,455	25,556,532
Alibaba Group Holding Ltd. sponsored ADR (a)	2,708,400	220,111,668
Alphabet, Inc.:
Class A (a)	27,000	21,006,270
Class C	729,136	553,326,721
Box, Inc. Class A (b)	1,467,400	20,484,904
Cvent, Inc. (a)	1,779,131	62,109,463
Facebook, Inc. Class A (a)	2,540,776	265,917,616
Just Dial Ltd.	1,155,420	14,642,806
New Relic, Inc.	635,992	23,169,189
Opower, Inc. (a)(b)(e)	2,860,761	30,209,636
Shopify, Inc. Class A	11,600	299,280
Tencent Holdings Ltd.	1,395,700	27,327,787
Yahoo!, Inc. (a)	1,224,100	40,713,566
		1,304,875,438
IT Services - 1.3%
Alliance Data Systems Corp. (a)	88,100	24,365,817
Blackhawk Network Holdings, Inc. (a)	1,203,680	53,214,693
Fidelity National Information Services, Inc.	534,900	32,414,940
Global Payments, Inc.	280,300	18,082,153
Sabre Corp.	1,144,544	32,012,896
The Western Union Co.	205,900	3,687,669
Travelport Worldwide Ltd.	6,053,205	78,086,345
Worldline SA (a)(f)	361,963	9,389,582
		251,254,095
Semiconductors & Semiconductor Equipment - 3.0%
Broadcom Corp. Class A	575,800	33,292,756
Intersil Corp. Class A	1,380,029	17,609,170
Marvell Technology Group Ltd.	9,461,328	83,448,913
Maxim Integrated Products, Inc.	818,700	31,110,600
Micron Technology, Inc. (a)	2,609,900	36,956,184
NVIDIA Corp.	1,002,102	33,029,282
NXP Semiconductors NV (a)	1,001,500	84,376,375
Qorvo, Inc. (a)	4,304,395	219,093,706
Semtech Corp. (a)	762,400	14,424,608
		553,341,594
Software - 3.8%
Activision Blizzard, Inc.	673,171	26,058,449
Adobe Systems, Inc. (a)	354,729	33,323,242
Autodesk, Inc. (a)	2,263,100	137,890,683
Electronic Arts, Inc. (a)	1,851,600	127,241,952
Fleetmatics Group PLC (a)	304,689	15,475,154
HubSpot, Inc. (a)	73,785	4,154,833
Imperva, Inc. (a)	141,720	8,972,293
Microsoft Corp.	2,852,613	158,262,969
Mobileye NV (a)	100,800	4,261,824
Salesforce.com, Inc. (a)	1,791,157	140,426,709
Varonis Systems, Inc. (a)(b)	762,445	14,333,966
Zendesk, Inc. (a)	1,210,300	32,000,332
		702,402,406
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	4,462,892	469,764,012
EMC Corp.	2,798,100	71,855,208
HP, Inc.	7,749,400	91,752,896
SanDisk Corp.	807,500	61,361,925
Western Digital Corp.	681,900	40,948,095
		735,682,136

TOTAL INFORMATION TECHNOLOGY		3,695,003,600

MATERIALS - 3.7%
Chemicals - 3.2%
E.I. du Pont de Nemours & Co.	1,347,400	89,736,840
Eastman Chemical Co.	769,441	51,944,962
Ecolab, Inc.	2,162,194	247,311,750
LyondellBasell Industries NV Class A	378,624	32,902,426
Monsanto Co.	688,176	67,799,100
PPG Industries, Inc.	526,800	52,058,376
The Dow Chemical Co.	630,900	32,478,732
W.R. Grace & Co. (a)	305,522	30,426,936
		604,659,122
Construction Materials - 0.1%
Eagle Materials, Inc.	396,359	23,951,974
Containers & Packaging - 0.4%
Graphic Packaging Holding Co.	1,571,733	20,165,334
WestRock Co.	1,080,540	49,294,235
		69,459,569

TOTAL MATERIALS		698,070,665

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	6,207,568	213,602,415
CenturyLink, Inc.	486,632	12,243,661
Cogent Communications Group, Inc.	401,339	13,922,450
Frontier Communications Corp.	546,500	2,552,155
inContact, Inc. (a)	1,547,317	14,761,404
Level 3 Communications, Inc. (a)	726,886	39,513,523
Verizon Communications, Inc.	2,325,568	107,487,753
		404,083,361
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	55,400	2,167,248
Telephone & Data Systems, Inc.	256,603	6,643,452
		8,810,700

TOTAL TELECOMMUNICATION SERVICES		412,894,061

UTILITIES - 2.9%
Electric Utilities - 1.7%
Edison International	696,226	41,223,541
Exelon Corp.	3,101,292	86,122,879
FirstEnergy Corp.	166,600	5,286,218
NextEra Energy, Inc.	1,044,300	108,492,327
PPL Corp.	1,893,772	64,634,438
		305,759,403
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	1,526,352	17,965,163
NRG Yield, Inc. Class C (b)	532,400	7,858,224
		25,823,387
Multi-Utilities - 1.1%
Dominion Resources, Inc.	1,070,431	72,403,953
DTE Energy Co.	67,536	5,415,712
NiSource, Inc.	820,877	16,015,310
PG&E Corp.	994,834	52,915,220
Sempra Energy	697,550	65,576,676
		212,326,871

TOTAL UTILITIES		543,909,661

TOTAL COMMON STOCKS
(Cost $15,239,181,638)		18,319,336,349

Convertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Southwestern Energy Co. Series B 6.25%	429,700	7,970,935
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(d)	299,866	2,416,920
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $26,432,798)		10,387,855
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.27% 1/28/16 to 3/10/16 (g)
(Cost $5,739,522)	5,740,000	5,739,488
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.33% (h)	330,668,416	$330,668,416
Fidelity Securities Lending Cash Central Fund, 0.35% (h)(i)	115,366,217	115,366,217
TOTAL MONEY MARKET FUNDS
(Cost $446,034,633)		446,034,633
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $15,717,388,591)		18,781,498,325
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(158,621,516)
NET ASSETS - 100%		$18,622,876,809

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
568 CME E-mini S&P 500 Index Contracts (United States)	March 2016	57,805,360	$973,787

The face value of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,632,499 or 0.1% of net assets.

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,389,582 or 0.1% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,714,664.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$1,546,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$5,014,998
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$11,499,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$596,492
Fidelity Securities Lending Cash Central Fund	1,523,547
Total	$2,120,039

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Jumei International Holding Ltd. sponsored ADR	$--	$47,470,775	$39,084,426	$--	$--
Opower, Inc.	27,573,841	11,231,435	--	--	30,209,636
Total	$27,573,841	$58,702,210	$39,084,426	$--	$30,209,636

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,545,702,134	$2,538,486,555	$--	$7,215,579
Consumer Staples	1,825,669,858	1,821,118,697	4,551,161	--
Energy	1,190,787,018	1,190,787,018	--	--
Financials	2,937,385,597	2,937,385,597	--	--
Health Care	2,822,112,412	2,822,112,412	--	--
Industrials	1,655,772,278	1,655,772,278	--	--
Information Technology	3,697,420,520	3,631,547,482	63,456,118	2,416,920
Materials	698,070,665	698,070,665	--	--
Telecommunication Services	412,894,061	412,894,061	--	--
Utilities	543,909,661	543,909,661	--	--
U.S. Government and Government Agency Obligations	5,739,488	--	5,739,488	--
Money Market Funds	446,034,633	446,034,633	--	--
Total Investments in Securities:	$18,781,498,325	$18,698,119,059	$73,746,767	$9,632,499
Derivative Instruments:
Assets
Futures Contracts	$973,787	$973,787	$--	$--
Total Assets	$973,787	$973,787	$--	$--
Total Derivative Instruments:	$973,787	$973,787	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$973,787	$0
Total Equity Risk	$973,787	$0
Total Value of Derivatives	$973,787	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Ireland	3.1%
United Kingdom	2.5%
Cayman Islands	1.6%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $112,814,119) — See accompanying schedule: Unaffiliated issuers (cost $15,224,727,118)	$18,305,254,056
Fidelity Central Funds (cost $446,034,633)	446,034,633
Other affiliated issuers (cost $46,626,840)	30,209,636
Total Investments (cost $15,717,388,591)		$18,781,498,325
Receivable for investments sold		11,796,095
Receivable for fund shares sold		2,371,862
Dividends receivable		23,371,256
Distributions receivable from Fidelity Central Funds		349,575
Prepaid expenses		40,104
Other receivables		1,006,912
Total assets		18,820,434,129
Liabilities
Payable for investments purchased	$45,629,131
Payable for fund shares redeemed	23,267,985
Accrued management fee	8,599,218
Distribution and service plan fees payable	1,892,942
Payable for daily variation margin for derivative instruments	642,622
Other affiliated payables	1,260,397
Other payables and accrued expenses	898,808
Collateral on securities loaned, at value	115,366,217
Total liabilities		197,557,320
Net Assets		$18,622,876,809
Net Assets consist of:
Paid in capital		$14,224,031,817
Distributions in excess of net investment income		(780,806)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,334,668,790
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,064,957,008
Net Assets		$18,622,876,809
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,436,130,270 ÷ 219,262,221 shares)		$33.91
Service Class:
Net Asset Value, offering price and redemption price per share ($1,546,863,855 ÷ 45,781,036 shares)		$33.79
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,363,075,583 ÷ 251,484,786 shares)		$33.25
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,276,807,101 ÷ 37,815,086 shares)		$33.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$315,035,042
Interest		2,371
Income from Fidelity Central Funds		2,120,039
Total income		317,157,452
Expenses
Management fee	$106,872,546
Transfer agent fees	13,883,996
Distribution and service plan fees	23,441,424
Accounting and security lending fees	1,706,048
Custodian fees and expenses	379,623
Independent trustees' compensation	84,348
Appreciation in deferred trustee compensation account	32
Audit	96,943
Legal	70,881
Miscellaneous	131,775
Total expenses before reductions	146,667,616
Expense reductions	(1,098,180)	145,569,436
Net investment income (loss)		171,588,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,530,712,419
Other affiliated issuers	(8,386,349)
Foreign currency transactions	(316,439)
Futures contracts	2,138,003
Total net realized gain (loss)		1,524,147,634
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,581,220,096)
Assets and liabilities in foreign currencies	(25,202)
Futures contracts	(215,223)
Total change in net unrealized appreciation (depreciation)		(1,581,460,521)
Net gain (loss)		(57,312,887)
Net increase (decrease) in net assets resulting from operations		$114,275,129

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$171,588,016	$169,153,778
Net realized gain (loss)	1,524,147,634	2,187,512,453
Change in net unrealized appreciation (depreciation)	(1,581,460,521)	(227,810,831)
Net increase (decrease) in net assets resulting from operations	114,275,129	2,128,855,400
Distributions to shareholders from net investment income	(176,945,760)	(161,948,221)
Distributions to shareholders from net realized gain	(1,751,090,544)	(388,082,984)
Total distributions	(1,928,036,304)	(550,031,205)
Share transactions - net increase (decrease)	730,822,309	(730,491,919)
Redemption fees	–	13
Total increase (decrease) in net assets	(1,082,938,866)	848,332,289
Net Assets
Beginning of period	19,705,815,675	18,857,483,386
End of period (including distributions in excess of net investment income of $780,806 and undistributed net investment income of $1,449,774, respectively)	$18,622,876,809	$19,705,815,675

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.36	$34.35	$26.44	$23.02	$23.88
Income from Investment Operations
Net investment income (loss)A	.35	.36	.32	.32	.25
Net realized and unrealized gain (loss)	(.14)	3.76	7.94	3.46	(.86)
Total from investment operations	.21	4.12	8.26	3.78	(.61)
Distributions from net investment income	(.37)	(.36)	(.34)	(.34)B	(.25)
Distributions from net realized gain	(3.30)	(.75)	(.01)	(.01)B	–
Total distributions	(3.66)C	(1.11)	(.35)	(.36)D	(.25)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$33.91	$37.36	$34.35	$26.44	$23.02
Total ReturnF,G	.64%	11.94%	31.29%	16.42%	(2.53)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.63%	.63%	.63%	.64%	.64%
Expenses net of all reductions	.62%	.63%	.62%	.63%	.63%
Net investment income (loss)	1.01%	1.01%	1.05%	1.27%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$7,436,130	$8,005,930	$7,654,305	$6,440,357	$6,113,440
Portfolio turnover rateJ	80%	74%	86%	87%	135%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.66 per share is comprised of distributions from net investment income of $.369 and distributions from net realized gain of $3.295 per share.

 D Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.23	$34.24	$26.36	$22.95	$23.81
Income from Investment Operations
Net investment income (loss)A	.32	.33	.29	.30	.22
Net realized and unrealized gain (loss)	(.13)	3.73	7.91	3.44	(.85)
Total from investment operations	.19	4.06	8.20	3.74	(.63)
Distributions from net investment income	(.33)	(.32)	(.31)	(.32)B	(.23)
Distributions from net realized gain	(3.30)	(.75)	(.01)	(.01)B	–
Total distributions	(3.63)	(1.07)	(.32)	(.33)	(.23)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$33.79	$37.23	$34.24	$26.36	$22.95
Total ReturnD,E	.56%	11.82%	31.14%	16.31%	(2.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.73%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.73%	.74%	.74%
Expenses net of all reductions	.72%	.73%	.72%	.73%	.73%
Net investment income (loss)	.91%	.91%	.95%	1.16%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$1,546,864	$1,714,615	$1,688,448	$1,374,781	$1,277,101
Portfolio turnover rateH	80%	74%	86%	87%	135%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.70	$33.77	$26.00	$22.64	$23.49
Income from Investment Operations
Net investment income (loss)A	.26	.27	.24	.26	.18
Net realized and unrealized gain (loss)	(.14)	3.68	7.80	3.39	(.84)
Total from investment operations	.12	3.95	8.04	3.65	(.66)
Distributions from net investment income	(.28)	(.27)	(.26)	(.28)B	(.19)
Distributions from net realized gain	(3.30)	(.75)	(.01)	(.01)B	–
Total distributions	(3.57)C	(1.02)	(.27)	(.29)	(.19)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$33.25	$36.70	$33.77	$26.00	$22.64
Total ReturnE,F	.39%	11.65%	30.95%	16.14%	(2.78)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%	.88%	.89%	.89%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.88%	.89%	.89%
Expenses net of all reductions	.87%	.88%	.87%	.88%	.88%
Net investment income (loss)	.76%	.76%	.80%	1.02%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$8,363,076	$8,764,266	$8,472,780	$7,740,640	$6,980,191
Portfolio turnover rateI	80%	74%	86%	87%	135%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.57 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $3.295 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.21	$34.22	$26.35	$22.94	$23.80
Income from Investment Operations
Net investment income (loss)A	.32	.33	.29	.30	.23
Net realized and unrealized gain (loss)	(.13)	3.74	7.91	3.45	(.86)
Total from investment operations	.19	4.07	8.20	3.75	(.63)
Distributions from net investment income	(.34)	(.33)	(.32)	(.32)B	(.23)
Distributions from net realized gain	(3.30)	(.75)	(.01)	(.01)B	–
Total distributions	(3.64)	(1.08)	(.33)	(.34)C	(.23)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$33.76	$37.21	$34.22	$26.35	$22.94
Total ReturnE,F	.56%	11.85%	31.15%	16.34%	(2.62)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.71%	.72%	.73%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.73%	.73%
Expenses net of all reductions	.70%	.71%	.71%	.71%	.71%
Net investment income (loss)	.93%	.93%	.97%	1.18%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,276,807	$1,210,592	$1,031,358	$698,845	$577,021
Portfolio turnover rateI	80%	74%	86%	87%	135%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future contracts, foreign currency transactions, short-term gain distributions from the underlying funds, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,885,918,269
Gross unrealized depreciation	(878,064,417)
Net unrealized appreciation (depreciation) on securities	$3,007,853,852
Tax Cost	$15,773,644,473

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,451,089,124
Net unrealized appreciation (depreciation) on securities and other investments	$3,007,727,338

The Fund intends to elect to defer to its next fiscal year $59,189,705 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$332,205,069	$ 550,031,205
Long-term Capital Gains	1,595,831,235	–
Total	$1,928,036,304	$ 550,031,205

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,138,003 and a change in net unrealized appreciation (depreciation) of $(215,223) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,215,723,815 and $16,217,211,883, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,650,945
Service Class 2	21,781,847
Service Class 2R(a)	8,632
$23,441,424

 (a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$5,191,806
Service Class	1,090,201
Service Class 2	5,751,481
Service Class 2R(a)	2,276
Investor Class	1,848,232
$13,883,996

 (a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $244,252 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,531.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28,208 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,824,800. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,523,547, including $69,724 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $993,689 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $79,633 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$24,858

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$79,941,331	$74,463,277
Service Class	14,932,185	14,364,873
Service Class 2	69,447,147	62,622,769
Service Class 2R	856	73,371
Investor Class	12,624,241	10,423,931
Total	$176,945,760	$161,948,221
From net realized gain
Initial Class	$703,131,983	$156,226,874
Service Class	150,460,594	33,622,782
Service Class 2	788,053,180	174,366,001
Service Class 2R	864,532	208,163
Investor Class	108,580,255	23,659,164
Total	$1,751,090,544	$388,082,984

 (a) All Service Class 2R shares were converted by April 30, 2015.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	8,952,835	10,169,551	$315,514,465	$365,094,273
Reinvestment of distributions	22,901,483	6,099,687	783,073,314	230,690,151
Shares redeemed	(26,888,922)	(24,801,841)	(943,774,825)	(891,153,398)
Net increase (decrease)	4,965,396	(8,532,603)	$154,812,954	$(295,368,974)
Service Class
Shares sold	1,554,871	1,837,138	$54,599,900	$66,530,853
Reinvestment of distributions	4,853,587	1,273,220	165,392,779	47,987,655
Shares redeemed	(6,683,290)	(6,372,556)	(233,768,207)	(228,362,389)
Net increase (decrease)	(274,832)	(3,262,198)	$(13,775,528)	$(113,843,881)
Service Class 2
Shares sold	21,717,333	19,214,314	$748,436,481	$682,228,630
Reinvestment of distributions	25,563,476	6,379,240	857,500,327	236,988,770
Shares redeemed	(34,618,040)	(37,694,574)	(1,186,593,252)	(1,326,668,678)
Net increase (decrease)	12,662,769	(12,101,020)	$419,343,556	$(407,451,278)
Service Class 2R
Shares sold	11,068	17,673	$389,193	$616,867
Reinvestment of distributions	25,733	7,591	865,388	281,534
Shares redeemed	(321,045)	(55,287)	(11,097,459)	(1,946,621)
Net increase (decrease)	(284,244)	(30,023)	$(9,842,878)	$(1,048,220)
Investor Class
Shares sold	3,099,314	2,779,701	$107,242,291	$99,365,365
Reinvestment of distributions	3,561,108	904,781	121,204,496	34,083,095
Shares redeemed	(1,379,023)	(1,288,330)	(48,162,582)	(46,228,026)
Net increase (decrease)	5,281,399	2,396,152	$180,284,205	$87,220,434

 (a) All Service Class 2R shares were converted by April 30, 2015.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.63%
Actual		$1,000.00	$974.20	$3.13
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$973.90	$3.63
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$972.90	$4.38
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$973.60	$3.53
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/2016	02/05/2016	$0.00	$2.648
Service Class	02/05/2016	02/05/2016	$0.00	$2.648
Service Class 2	02/05/2016	02/05/2016	$0.00	$2.648
Investor Class	02/05/2016	02/05/2016	$0.00	$2.648

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $1,452,533,002, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	February 2015	December 2015
Initial Class	20%	70%
Service Class	21%	74%
Service Class 2	22%	81%
Investor Class	20%	73%
Service Class 2R	22%	0%

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2013 and June 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Contrafund Portfolio

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Service Class 2 R into Service Class 2.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPCON-ANN-0216
1.540131.118

Fidelity® Variable Insurance Products: Emerging Markets Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	(9.97)%	(3.06)%	(1.63)%
Service Class	(10.15)%	(3.16)%	(1.73)%
Service Class 2	(10.31)%	(3.32)%	(1.89)%
Investor Class	(10.08)%	(3.13)%	(1.71)%

 A From January 23, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on January 23, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$8,774	VIP Emerging Markets Portfolio - Initial Class
$9,373	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending December 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -5.54% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-14%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -16% this period. Canada, a significant energy producer, returned roughly -23%. Net energy consumer Japan (+10%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Denmark (+24%) and Ireland (+17%) – the EU’s fastest-growing economy – proved top performers; Greece (-61%) and Brazil (-41%), among the worst. As for the 10 economic sectors, health care (+6%) and consumer staples (+5%) proved the only gainers, whereas energy (-22%) and materials (-20%) declined the most.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes mostly recorded low double-digit declines that considerably outperformed the -14.60% return of the benchmark MSCI Emerging Markets Index. Positioning in information technology, health care, industrials and financials meaningfully contributed to performance versus the benchmark. Geographically, stock selection in China and Mexico, along with out-of-benchmark exposure to the U.S., stood out as positives. Two out-of-benchmark positions established during the period were key contributors. China Biologic Products, which manufactures plasma-based biopharmaceutical products for sale to hospitals and other health care facilities in China, was the fund’s top relative contributor. China-based pharmaceutical firm Jiangsu Hengrui Medicine also helped. Elsewhere, avoiding weak-performing, Brazil-based index components Banco Bradesco, one of the country's largest banks; metals miner Vale; and oil producer Petroleo Brasileiro, also known as Petrobras, bolstered relative performance. Conversely, consumer discretionary and consumer staples detracted. Among countries, Russia and South Korea weighed on performance. Also, a sizable overweighting in Brazil-based health insurer Qualicorp dampened our results, as did overweighting Brazil's for-profit educator Kroton Educacional and not owning wireless carrier China Mobile, an index name that roughly broke even.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2015
India	13.3%
United States of America*	9.5%
Cayman Islands	8.6%
Mexico	7.2%
China	7.0%
Taiwan	6.8%
South Africa	6.4%
Korea (South)	5.8%
Brazil	5.4%
Other	30.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
India	12.9%
China	10.5%
South Africa	8.6%
Brazil	7.9%
Mexico	7.5%
United States of America*	7.5%
Cayman Islands	6.7%
Taiwan	5.9%
Korea (South)	5.3%
Other	27.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	97.4
Short-Term Investments and Net Other Assets (Liabilities)	1.0	2.6

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.6	3.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.4	2.9
Naspers Ltd. Class N (South Africa, Media)	2.1	2.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.8	0.5
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.3
Tata Consultancy Services Ltd. (India, IT Services)	1.0	0.9
Ambev SA sponsored ADR (Brazil, Beverages)	1.0	1.1
Fomento Economico Mexicano S.A.B. de CV unit (Mexico, Beverages)	0.9	0.8
NAVER Corp. (Korea (South), Internet Software & Services)	0.9	0.8
	17.4

Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	21.2
Financials	18.5	24.6
Consumer Discretionary	16.2	15.3
Consumer Staples	13.2	6.3
Industrials	11.5	14.2
Health Care	9.8	7.9
Materials	4.2	2.6
Utilities	3.1	1.9
Telecommunication Services	1.5	2.8
Energy	1.1	0.6

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.9%
Amcor Ltd.	83,814	$814,273
Sydney Airport unit	209,472	964,057

TOTAL AUSTRALIA		1,778,330

Bailiwick of Jersey - 0.2%
Integrated Diagnostics Holdings PLC (a)	74,846	370,113
Belgium - 0.4%
Anheuser-Busch InBev SA NV	6,600	821,352
Bermuda - 2.0%
China Gas Holdings Ltd.	688,000	988,573
China Resource Gas Group Ltd.	348,000	1,037,146
Credicorp Ltd. (United States)	12,076	1,175,236
PAX Global Technology Ltd.	801,000	821,801

TOTAL BERMUDA		4,022,756

Brazil - 4.4%
BB Seguridade Participacoes SA	170,200	1,046,690
Cetip SA - Mercados Organizado	106,400	1,008,531
Cielo SA	142,232	1,207,601
Kroton Educacional SA	452,600	1,090,244
Qualicorp SA	317,500	1,133,972
Smiles SA	128,500	1,130,313
Ultrapar Participacoes SA	74,700	1,141,388
Weg SA	262,780	993,001

TOTAL BRAZIL		8,751,740

British Virgin Islands - 0.6%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	49,100	1,107,205
Cayman Islands - 8.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	42,500	3,453,975
ENN Energy Holdings Ltd.	200,000	1,060,923
Fu Shou Yuan International Group Ltd.	1,254,000	972,531
Hengan International Group Co. Ltd.	127,500	1,196,987
Shenzhou International Group Holdings Ltd.	207,000	1,186,272
Sino Biopharmaceutical Ltd.	1,377,000	1,244,969
TAL Education Group ADR (a)(b)	22,200	1,031,634
Tencent Holdings Ltd.	345,200	6,759,011

TOTAL CAYMAN ISLANDS		16,906,302

China - 7.0%
Beijing Capital International Airport Co. Ltd. (H Shares)	992,000	1,065,461
China Pacific Insurance (Group) Co. Ltd. (H Shares)	418,000	1,710,612
Fuyao Glass Industries Group Co. Ltd. (a)	400,400	961,651
Inner Mongoli Yili Industries Co. Ltd.	330,400	833,281
Jiangsu Hengrui Medicine Co. Ltd.	129,844	979,084
Kweichow Moutai Co. Ltd.	32,172	1,077,529
PICC Property & Casualty Co. Ltd. (H Shares)	609,297	1,202,458
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	484,500	2,671,875
Shanghai International Airport Co. Ltd.	214,300	970,430
Weifu High-Technology Co. Ltd. (B Shares)	106,076	272,505
Zhengzhou Yutong Bus Co. Ltd.	285,850	985,561
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	173,000	997,615

TOTAL CHINA		13,728,062

Denmark - 0.5%
Novo Nordisk A/S Series B sponsored ADR	17,100	993,168
France - 1.3%
Hermes International SCA	2,400	813,106
LVMH Moet Hennessy - Louis Vuitton SA	5,028	789,749
Safran SA	12,600	867,729

TOTAL FRANCE		2,470,584

Germany - 0.9%
Bayer AG	6,600	824,277
Wirecard AG (b)	19,100	954,714

TOTAL GERMANY		1,778,991

Hong Kong - 2.2%
AIA Group Ltd.	164,000	979,914
CSPC Pharmaceutical Group Ltd.	1,084,000	1,105,147
Guangdong Investment Ltd.	784,000	1,107,187
Techtronic Industries Co. Ltd.	257,000	1,040,399

TOTAL HONG KONG		4,232,647

India - 13.3%
Adani Ports & Special Economic Zone (a)	310,789	1,221,021
Amara Raja Batteries Ltd. (a)	65,365	847,918
Asian Paints India Ltd.	83,420	1,110,454
Axis Bank Ltd. (a)	124,555	839,518
Bharti Infratel Ltd.	180,410	1,163,105
Colgate-Palmolive (India)	60,943	893,492
GlaxoSmithKline Consumer Healthcare Ltd. (a)	8,922	858,121
HCL Technologies Ltd.	106,374	1,370,858
HDFC Bank Ltd.	52,223	1,054,200
Hindustan Unilever Ltd.	111,572	1,452,942
Housing Development Finance Corp. Ltd.	139,494	2,651,140
IndusInd Bank Ltd.	62,984	918,585
ITC Ltd.	316,922	1,565,932
LIC Housing Finance Ltd. (a)	146,234	1,124,976
Lupin Ltd.	43,805	1,211,072
Maruti Suzuki India Ltd. (a)	17,435	1,213,274
Power Grid Corp. of India Ltd.	440,739	937,200
Sun Pharmaceutical Industries Ltd.	137,475	1,699,306
Tata Consultancy Services Ltd.	55,408	2,035,450
Titan Co. Ltd. (a)	171,947	898,275
Zee Entertainment Enterprises Ltd.	181,461	1,195,280

TOTAL INDIA		26,262,119

Indonesia - 4.6%
PT ACE Hardware Indonesia Tbk	17,356,900	1,032,321
PT Bank Central Asia Tbk	1,675,000	1,604,783
PT Bank Rakyat Indonesia Tbk	1,916,640	1,572,987
PT Kalbe Farma Tbk	10,300,600	980,044
PT Matahari Department Store Tbk	855,600	1,083,133
PT Media Nusantara Citra Tbk	6,867,700	914,333
PT Surya Citra Media Tbk	4,392,400	979,439
PT Tower Bersama Infrastructure Tbk (a)	1,891,600	800,180

TOTAL INDONESIA		8,967,220

Isle of Man - 0.5%
Playtech Ltd.	80,604	989,230
Israel - 0.9%
Check Point Software Technologies Ltd. (a)	10,800	878,904
Teva Pharmaceutical Industries Ltd. sponsored ADR	14,400	945,216

TOTAL ISRAEL		1,824,120

Kenya - 0.5%
Safaricom Ltd.	6,261,400	997,662
Korea (South) - 5.8%
AMOREPACIFIC Corp.	4,655	1,629,799
AMOREPACIFIC Group, Inc.	4,916	612,743
BGFretail Co. Ltd.	6,400	924,401
Coway Co. Ltd.	14,463	1,027,420
KEPCO Plant Service & Engineering Co. Ltd.	12,458	940,197
KT&G Corp.	15,676	1,389,838
LG Chemical Ltd.	5,974	1,645,518
LG Household & Health Care Ltd.	1,629	1,443,189
NAVER Corp.	3,155	1,755,295

TOTAL KOREA (SOUTH)		11,368,400

Luxembourg - 0.5%
Eurofins Scientific SA	2,830	989,850
Mexico - 7.2%
Banregio Grupo Financiero S.A.B. de CV	178,277	913,806
Fomento Economico Mexicano S.A.B. de CV unit	188,500	1,767,806
Gruma S.A.B. de CV Series B	70,500	988,910
Grupo Aeroportuario del Pacifico SA de CV Series B	114,000	1,005,756
Grupo Aeroportuario del Sureste SA de CV Series B	71,675	1,014,292
Grupo Aeroportuario Norte S.A.B. de CV	221,700	1,075,537
Grupo Financiero Banorte S.A.B. de CV Series O	315,300	1,737,814
Grupo GICSA SA de CV (a)	909,390	853,221
Infraestructura Energetica Nova S.A.B. de CV	191,180	802,458
Kimberly-Clark de Mexico SA de CV Series A	431,700	1,011,212
Megacable Holdings S.A.B. de CV unit	251,764	937,697
Promotora y Operadora de Infraestructura S.A.B. de CV	89,500	1,052,791
Tenedora Nemak SA de CV	724,400	981,447

TOTAL MEXICO		14,142,747

Netherlands - 0.4%
Hanhzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)(c)	137,500	723,823
Philippines - 4.5%
Ayala Corp.	72,750	1,169,176
Ayala Land, Inc.	1,543,500	1,131,382
GT Capital Holdings, Inc.	39,940	1,122,042
International Container Terminal Services, Inc.	639,830	955,675
Jollibee Food Corp.	217,380	1,011,916
Robinsons Land Corp. (d)	142,200	83,354
SM Investments Corp.	61,235	1,121,710
SM Prime Holdings, Inc.	2,747,300	1,266,877
Universal Robina Corp.	243,170	962,216

TOTAL PHILIPPINES		8,824,348

Russia - 0.7%
Magnit OJSC (a)	9,453	1,453,949
South Africa - 6.4%
Aspen Pharmacare Holdings Ltd.	67,384	1,345,299
Bidvest Group Ltd.	56,625	1,201,877
Discovery Ltd.	129,264	1,108,649
FirstRand Ltd.	486,200	1,328,763
Imperial Holdings Ltd.	44	341
Mr Price Group Ltd.	76,013	978,117
Naspers Ltd. Class N	30,868	4,219,172
Sanlam Ltd.	343,600	1,344,056
Woolworths Holdings Ltd.	176,200	1,139,885

TOTAL SOUTH AFRICA		12,666,159

Spain - 0.5%
Amadeus IT Holding SA Class A	22,700	1,003,667
Switzerland - 0.4%
Sika AG	240	867,311
Taiwan - 6.8%
Advantech Co. Ltd.	146,000	932,994
Catcher Technology Co. Ltd.	135,000	1,123,057
ECLAT Textile Co. Ltd.	76,000	1,042,144
Giant Manufacturing Co. Ltd.	129,000	853,348
Largan Precision Co. Ltd.	20,000	1,365,627
Merida Industry Co. Ltd.	164,050	877,981
Taiwan Semiconductor Manufacturing Co. Ltd.	1,651,000	7,107,882

TOTAL TAIWAN		13,303,033

Thailand - 1.6%
Airports of Thailand PCL (For. Reg.)	133,900	1,279,638
Bangkok Dusit Medical Services PCL (For. Reg.)	1,662,200	1,026,703
Thai Beverage PCL	1,863,700	904,754

TOTAL THAILAND		3,211,095

Turkey - 1.9%
Koc Holding A/S	242,000	906,348
TAV Havalimanlari Holding A/S	147,000	916,860
Tofas Turk Otomobil Fabrikasi A/S	136,557	887,311
Tupras Turkiye Petrol Rafinelleri A/S (a)	41,000	978,467

TOTAL TURKEY		3,688,986

United Arab Emirates - 1.2%
DP World Ltd.	62,464	1,268,019
First Gulf Bank PJSC	317,176	1,092,370

TOTAL UNITED ARAB EMIRATES		2,360,389

United Kingdom - 2.8%
British American Tobacco PLC (United Kingdom)	15,700	871,884
Hikma Pharmaceuticals PLC	31,999	1,085,449
InterContinental Hotel Group PLC	22,700	884,813
NMC Health PLC	75,500	935,494
Prudential PLC	39,790	896,448
Unilever PLC	20,300	870,711

TOTAL UNITED KINGDOM		5,544,799

United States of America - 8.5%
A.O. Smith Corp.	12,700	972,947
Alphabet, Inc. Class C	1,304	989,580
Apple, Inc.	8,500	894,710
China Biologic Products, Inc. (a)	8,100	1,153,926
Cognizant Technology Solutions Corp. Class A (a)	13,600	816,272
Ecolab, Inc.	7,800	892,164
Facebook, Inc. Class A (a)	7,400	774,484
International Flavors & Fragrances, Inc.	7,900	945,156
MasterCard, Inc. Class A	9,300	905,448
McGraw Hill Financial, Inc.	10,200	1,005,516
MercadoLibre, Inc. (b)	8,000	914,720
Mettler-Toledo International, Inc. (a)	3,000	1,017,390
Moody's Corp.	9,800	983,332
NIKE, Inc. Class B	13,200	825,000
Philip Morris International, Inc.	9,100	799,981
PPG Industries, Inc.	9,400	928,908
Sherwin-Williams Co.	3,800	986,480
Visa, Inc. Class A	12,400	961,620

TOTAL UNITED STATES OF AMERICA		16,767,634

TOTAL COMMON STOCKS
(Cost $185,665,637)		192,917,791

Nonconvertible Preferred Stocks - 1.0%
Brazil - 1.0%
Ambev SA sponsored ADR
(Cost $3,032,273)	438,290	1,954,773

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 0.33% (e)	2,211,445	2,211,445
Fidelity Securities Lending Cash Central Fund, 0.35% (e)(f)	2,994,712	2,994,712
TOTAL MONEY MARKET FUNDS
(Cost $5,206,157)		5,206,157
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $193,904,067)		200,078,721
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(3,211,754)
NET ASSETS - 100%		$196,866,967

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $723,823 or 0.4% of net assets.

 (d) A portion of the security sold on a delayed delivery basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,565
Fidelity Securities Lending Cash Central Fund	17,942
Total	$22,507

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$32,271,051	$7,696,752	$24,574,299	$--
Consumer Staples	26,285,802	7,976,631	18,309,171	--
Energy	2,119,855	2,119,855	--	--
Financials	36,322,134	9,816,516	26,505,618	--
Health Care	19,040,479	8,624,578	10,415,901	--
Industrials	22,624,440	9,166,932	13,457,508	--
Information Technology	39,124,105	14,897,416	24,226,689	--
Materials	8,190,264	3,752,708	4,437,556	--
Telecommunication Services	2,960,947	997,662	1,963,285	--
Utilities	5,933,487	802,458	5,131,029	--
Money Market Funds	5,206,157	5,206,157	--	--
Total Investments in Securities:	$200,078,721	$71,057,665	$129,021,056	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$12,081,559
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $2,899,717) — See accompanying schedule: Unaffiliated issuers (cost $188,697,910)	$194,872,564
Fidelity Central Funds (cost $5,206,157)	5,206,157
Total Investments (cost $193,904,067)		$200,078,721
Foreign currency held at value (cost $152,027)		152,032
Receivable for investments sold
Regular delivery		830,074
Delayed delivery		16,450
Receivable for fund shares sold		28,646
Dividends receivable		217,539
Distributions receivable from Fidelity Central Funds		1,883
Prepaid expenses		399
Other receivables		17,283
Total assets		201,343,027
Liabilities
Payable for investments purchased	$1,134,601
Payable for fund shares redeemed	87,475
Accrued management fee	131,492
Distribution and service plan fees payable	1,680
Other affiliated payables	24,608
Other payables and accrued expenses	101,492
Collateral on securities loaned, at value	2,994,712
Total liabilities		4,476,060
Net Assets		$196,866,967
Net Assets consist of:
Paid in capital		$210,253,350
Distributions in excess of net investment income		(5,659)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,485,517)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,104,793
Net Assets		$196,866,967
Initial Class:
Net Asset Value, offering price and redemption price per share ($112,674,879 ÷ 13,845,110 shares)		$8.14
Service Class:
Net Asset Value, offering price and redemption price per share ($71,718 ÷ 8,780 shares)		$8.17
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,075,535 ÷ 990,510 shares)		$8.15
Investor Class:
Net Asset Value, offering price and redemption price per share ($76,044,835 ÷ 9,380,694 shares)		$8.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$3,662,711
Interest		105
Income from Fidelity Central Funds		22,507
Income before foreign taxes withheld		3,685,323
Less foreign taxes withheld		(336,618)
Total income		3,348,705
Expenses
Management fee	$1,536,856
Transfer agent fees	190,602
Distribution and service plan fees	20,972
Accounting and security lending fees	100,028
Custodian fees and expenses	211,495
Independent trustees' compensation	813
Audit	78,267
Legal	577
Miscellaneous	1,416
Total expenses before reductions	2,141,026
Expense reductions	(33,255)	2,107,771
Net investment income (loss)		1,240,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $88,604)	(14,390,320)
Foreign currency transactions	(96,765)
Total net realized gain (loss)		(14,487,085)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $151,598)	(8,877,583)
Assets and liabilities in foreign currencies	(2,767)
Total change in net unrealized appreciation (depreciation)		(8,880,350)
Net gain (loss)		(23,367,435)
Net increase (decrease) in net assets resulting from operations		$(22,126,501)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,240,934	$869,812
Net realized gain (loss)	(14,487,085)	(834,452)
Change in net unrealized appreciation (depreciation)	(8,880,350)	(744,889)
Net increase (decrease) in net assets resulting from operations	(22,126,501)	(709,529)
Distributions to shareholders from net investment income	(1,140,865)	(588,241)
Share transactions - net increase (decrease)	43,094,685	46,288,234
Redemption fees	1,289	6,129
Total increase (decrease) in net assets	19,828,608	44,996,593
Net Assets
Beginning of period	177,038,359	132,041,766
End of period (including distributions in excess of net investment income of $5,659 and undistributed net investment income of $77,307, respectively)	$196,866,967	$177,038,359

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.10	$9.01	$8.75	$7.74	$9.91
Income from Investment Operations
Net investment income (loss)A	.06	.06	.07	.11	.13
Net realized and unrealized gain (loss)	(.97)	.06	.27	1.00	(2.22)
Total from investment operations	(.91)	.12	.34	1.11	(2.09)
Distributions from net investment income	(.05)	(.03)	(.07)	(.08)	(.09)
Distributions from net realized gain	–	–	(.01)	(.01)	–
Tax return of capital	–	–	–	(.01)	–
Total distributions	(.05)	(.03)	(.08)	(.10)	(.09)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$8.14	$9.10	$9.01	$8.75	$7.74
Total ReturnC,D	(9.97)%	1.38%	3.85%	14.37%	(21.01)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	1.10%	1.14%	1.38%	1.31%
Expenses net of fee waivers, if any	1.07%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.05%	1.10%	1.07%	1.05%	1.02%
Net investment income (loss)	.69%	.62%	.84%	1.36%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$112,675	$91,224	$60,924	$44,979	$29,478
Portfolio turnover rateG	106%	96%	110%	198%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.14	$9.04	$8.77	$7.76	$9.94
Income from Investment Operations
Net investment income (loss)A	.05	.05	.07	.10	.12
Net realized and unrealized gain (loss)	(.98)	.07	.27	1.00	(2.23)
Total from investment operations	(.93)	.12	.34	1.10	(2.11)
Distributions from net investment income	(.04)	(.02)	(.06)	(.07)	(.08)
Distributions from net realized gain	–	–	(.01)	(.01)	–
Tax return of capital	–	–	–	(.01)	–
Total distributions	(.04)	(.02)	(.07)	(.09)	(.08)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$8.17	$9.14	$9.04	$8.77	$7.76
Total ReturnC,D	(10.15)%	1.36%	3.84%	14.22%	(21.15)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.17%	1.20%	1.23%	1.47%	1.40%
Expenses net of fee waivers, if any	1.17%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.16%	1.19%	1.18%	1.15%	1.12%
Net investment income (loss)	.58%	.52%	.74%	1.26%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$72	$84	$84	$83	$72
Portfolio turnover rateG	106%	96%	110%	198%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.12	$9.03	$8.77	$7.76	$9.95
Income from Investment Operations
Net investment income (loss)A	.04	.03	.05	.09	.11
Net realized and unrealized gain (loss)	(.98)	.07	.27	1.00	(2.24)
Total from investment operations	(.94)	.10	.32	1.09	(2.13)
Distributions from net investment income	(.03)	(.01)	(.06)	(.06)	(.07)
Distributions from net realized gain	–	–	(.01)	(.01)	–
Tax return of capital	–	–	–	(.01)	–
Total distributions	(.03)	(.01)	(.06)B	(.08)	(.07)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$8.15	$9.12	$9.03	$8.77	$7.76
Total ReturnD,E	(10.31)%	1.13%	3.70%	14.10%	(21.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.35%	1.38%	1.63%	1.54%
Expenses net of fee waivers, if any	1.32%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.30%	1.34%	1.32%	1.30%	1.27%
Net investment income (loss)	.44%	.37%	.59%	1.11%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$8,076	$7,681	$6,517	$4,042	$2,249
Portfolio turnover rateH	106%	96%	110%	198%	151%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$8.98	$8.71	$7.72	$9.89
Income from Investment Operations
Net investment income (loss)A	.05	.05	.07	.11	.13
Net realized and unrealized gain (loss)	(.96)	.07	.27	.98	(2.22)
Total from investment operations	(.91)	.12	.34	1.09	(2.09)
Distributions from net investment income	(.05)	(.03)	(.06)	(.08)	(.09)
Distributions from net realized gain	–	–	(.01)	(.01)	–
Tax return of capital	–	–	–	(.01)	–
Total distributions	(.05)	(.03)	(.07)	(.10)	(.09)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$8.11	$9.07	$8.98	$8.71	$7.72
Total ReturnC,D	(10.08)%	1.30%	3.90%	14.14%	(21.05)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.18%	1.22%	1.46%	1.38%
Expenses net of fee waivers, if any	1.15%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.13%	1.18%	1.15%	1.13%	1.10%
Net investment income (loss)	.61%	.54%	.76%	1.28%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$76,045	$69,854	$54,761	$46,967	$41,924
Portfolio turnover rateG	106%	96%	110%	198%	151%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares (formerly Investor Class R). The Fund offered Initial Class R shares and Service Class 2R shares during the period January 23, 2008 through April 30, 2015 and all outstanding shares were converted to Initial Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$20,241,805
Gross unrealized depreciation	(15,634,665)
Net unrealized appreciation (depreciation) on securities	$4,607,140
Tax Cost	$195,471,581

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(17,918,004)
Net unrealized appreciation (depreciation) on securities and other investments	$4,613,197

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$(319,345)
2017	(2,824,257)
Total with expiration	(3,143,602)
No expiration
Short-term	(14,774,402)
Total capital loss carryforward	$(17,918,004)

The Fund intends to elect to defer to its next fiscal year $14,869 of ordinary losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,140,865	$ 588,241

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $241,296,708 and $199,905,472, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$82
Service Class 2	20,818
Service Class 2R(a)	72
$20,972

 (a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$71,282
Service Class	59
Service Class 2	5,497
Initial Class R(a)	2,096
Service Class 2R(a)	24
Investor Class	111,644
$190,602

 (a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $652 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $268 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,942, including $2,638 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,039 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $809 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$1,407

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$696,891	$341,474
Service Class	388	213
Service Class 2	28,692	10,085
Initial Class R	5,261	28,590
Service Class 2R	46	92
Investor Class	409,587	207,787
Total	$1,140,865	$588,241

 (a) All Initial Class R shares and Service Class 2R shares were converted by April 30, 2015.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	5,729,633	4,095,352	$51,690,395	$39,011,232
Reinvestment of distributions	87,669	37,566	696,891	341,474
Shares redeemed	(1,992,232)	(872,491)	(17,370,312)	(7,949,387)
Net increase (decrease)	3,825,070	3,260,427	$35,016,974	$31,403,319
Service Class
Reinvestment of distributions	48	23	388	213
Shares redeemed	(508)	(23)	(4,152)	(213)
Net increase (decrease)	(460)	–	$(3,764)	$–
Service Class 2
Shares sold	279,784	250,229	$2,530,256	$2,291,880
Reinvestment of distributions	3,543	1,108	28,692	10,085
Shares redeemed	(135,264)	(130,883)	(1,183,465)	(1,193,726)
Net increase (decrease)	148,063	120,454	$1,375,483	$1,108,239
Initial Class R
Shares sold	78,977	312,659	$740,424	$2,933,308
Reinvestment of distributions	561	3,145	5,261	28,590
Shares redeemed	(969,941)	(498,186)	(9,226,801)	(4,543,005)
Net increase (decrease)	(890,403)	(182,382)	$(8,481,116)	$(1,581,107)
Service Class 2R
Reinvestment of distributions	5	10	46	92
Shares redeemed	(9,200)	(10)	(88,041)	(92)
Net increase (decrease)	(9,195)	–	$(87,995)	$–
Investor Class
Shares sold	2,995,722	2,821,894	$26,839,858	$26,472,473
Reinvestment of distributions	51,501	22,960	409,587	207,787
Shares redeemed	(1,369,723)	(1,241,415)	(11,974,342)	(11,322,477)
Net increase (decrease)	1,677,500	1,603,439	$15,275,103	$15,357,783

 (a) All Initial Class R shares and Service Class 2R shares were converted by April 30, 2015.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 17% of the total outstanding shares of the Fund. In addition, VIP Freedom 2020 Portfolio and VIP Freedom 2030 Portfolio were the owners of record of approximately 24% and 10%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 78% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	1.05%
Actual		$1,000.00	$891.90	$5.01
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Service Class	1.14%
Actual		$1,000.00	$891.10	$5.43
Hypothetical-C		$1,000.00	$1,019.46	$5.80
Service Class 2	1.30%
Actual		$1,000.00	$889.50	$6.19
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Investor Class	1.13%
Actual		$1,000.00	$891.70	$5.39
Hypothetical-C		$1,000.00	$1,019.51	$5.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	February 2015	December 2015
Initial Class	3%	8%
Service Class	3%	9%
Service Class 2	3%	12%
Investor Class	3%	9%
Initial Class R	3%	0%
Service Class 2R	3%	0%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	02/13/2015	$0.006	$0.000
	12/11/2015	$0.062	$0.0163
Service Class	02/13/2015	$0.006	$0.000
	12/11/2015	$0.052	$0.0163
Service Class 2	02/13/2015	$0.006	$0.000
	12/11/2015	$0.040	$0.0163
Investor Class	02/13/2015	$0.006	$0.000
	12/11/2015	$0.055	$0.0163
Initial Class R	02/13/2015	$0.006	$0.000
Service Class 2R	02/13/2015	$0.005	$0.000

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Emerging Markets Portfolio

2014 Total Return % vs. Morningstar Diversified Emerging Mkts and MSCI Emerging Markets (G):

1.4
1.1
-1.8
-0.5
-5.0
1.0
-0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
1 Year
20.5
19.5
13.8
19.8
7.5
3 Year
12.2
11.0
10.7
17.3
2.4
5 Year
75% beaten
Initial Class R
Benchmark
Service Class 2R
25% beaten

% Beaten	1 Year	3 Year	5 Year
Initial Class	89%	76%	60%
Initial Class R	89%	76%	60%
Investor Class R	89%	75%	59%
Service Class	89%	75%	58%
Service Class 2	88%	74%	56%
Service Class 2R	87%	74%	56%

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Initial Class R and Service Class 2 R into the corresponding non-redemption fee class and eliminated the redemption fee and renamed "Investor Class R" to "Investor Class."

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPEM-ANN-0216
1.858135.107

Fidelity® Variable Insurance Products: Index 500 Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	1.33%	12.48%	7.26%
Service Class	1.24%	12.36%	7.15%
Service Class 2	1.08%	12.20%	6.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,153	VIP Index 500 Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes produced a gain in the low single digits, a result that was roughly in line with the benchmark S&P 500®. In the consumer discretionary sector, the strongest-performing category in the index this period, online retail giant Amazon.com made a particularly large performance contribution. Amazon’s shares more than doubled, due in part to stronger-than-expected financial results. Also in consumer discretionary, home products superstore retailer Home Depot and coffee retailer Starbucks added value, gaining about 28% and 48%, respectively. Several technology stocks also lifted results, most notably software manufacturer Microsoft; social networking company Facebook; and Alphabet, the parent company of Internet search leader Google. On the negative side, various energy companies detracted, an unsurprising development in light of the plummeting price of oil. In this sector, integrated energy producers such as Exxon Mobil (-13%), Chevron (-16%) and ConocoPhillips (-29%) hampered results, as did energy transportation company Kinder Morgan (-63%). Another detractor was QUALCOMM, whose proprietary technology is found in most of the world’s smartphones. Concerns about the company’s ability to collect royalty payments in China was partly behind the stock’s roughly -31% return for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.2	3.9
Microsoft Corp.	2.4	1.9
Exxon Mobil Corp.	1.8	1.9
General Electric Co.	1.6	1.5
Johnson & Johnson	1.6	1.5
Amazon.com, Inc.	1.4	0.9
Wells Fargo & Co.	1.4	1.4
Berkshire Hathaway, Inc. Class B	1.4	1.4
JPMorgan Chase & Co.	1.3	1.4
Facebook, Inc. Class A	1.3	1.0
	17.4

Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	19.5
Financials	16.3	16.4
Health Care	15.0	15.3
Consumer Discretionary	12.7	12.7
Consumer Staples	10.0	9.3
Industrials	9.9	10.0
Energy	6.4	7.8
Utilities	3.0	2.8
Materials	2.7	3.2
Telecommunication Services	2.4	2.2

Asset Allocation (% of fund's net assets)

To match the S&P 500® Index, VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
BorgWarner, Inc. (a)	58,674	$2,536,477
Delphi Automotive PLC	73,319	6,285,638
Johnson Controls, Inc.	169,542	6,695,214
The Goodyear Tire & Rubber Co.	70,392	2,299,707
		17,817,036
Automobiles - 0.6%
Ford Motor Co.	1,020,325	14,376,379
General Motors Co.	370,699	12,607,473
Harley-Davidson, Inc. (a)	50,223	2,279,622
		29,263,474
Distributors - 0.1%
Genuine Parts Co.	39,473	3,390,336
Diversified Consumer Services - 0.0%
H&R Block, Inc. (a)	61,741	2,056,593
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp. unit	120,490	6,564,295
Chipotle Mexican Grill, Inc. (a)(b)	8,165	3,917,975
Darden Restaurants, Inc.	30,188	1,921,164
Marriott International, Inc. Class A (a)	50,481	3,384,246
McDonald's Corp.	240,366	28,396,839
Royal Caribbean Cruises Ltd. (a)	44,919	4,546,252
Starbucks Corp.	388,678	23,332,340
Starwood Hotels & Resorts Worldwide, Inc.	44,160	3,059,405
Wyndham Worldwide Corp.	30,393	2,208,051
Wynn Resorts Ltd. (a)	21,270	1,471,671
Yum! Brands, Inc.	112,887	8,246,395
		87,048,633
Household Durables - 0.4%
D.R. Horton, Inc.	85,902	2,751,441
Garmin Ltd. (a)	30,893	1,148,293
Harman International Industries, Inc.	18,608	1,753,060
Leggett & Platt, Inc.	35,599	1,495,870
Lennar Corp. Class A (a)	46,872	2,292,510
Mohawk Industries, Inc. (b)	16,644	3,152,207
Newell Rubbermaid, Inc. (a)	69,921	3,082,118
PulteGroup, Inc.	83,174	1,482,161
Whirlpool Corp.	20,470	3,006,429
		20,164,089
Internet & Catalog Retail - 2.2%
Amazon.com, Inc. (b)	100,620	68,008,052
Expedia, Inc.	30,809	3,829,559
Netflix, Inc. (b)	111,878	12,796,606
Priceline Group, Inc. (b)	13,031	16,613,873
TripAdvisor, Inc. (a)(b)	29,577	2,521,439
		103,769,529
Leisure Products - 0.1%
Hasbro, Inc.	29,361	1,977,757
Mattel, Inc. (a)	88,833	2,413,593
		4,391,350
Media - 3.0%
Cablevision Systems Corp. - NY Group Class A	58,260	1,858,494
CBS Corp. Class B	113,531	5,350,716
Comcast Corp. Class A	639,202	36,070,169
Discovery Communications, Inc.:
Class A (a)(b)	39,161	1,044,815
Class C (non-vtg.) (b)	67,502	1,702,400
Interpublic Group of Companies, Inc.	106,370	2,476,294
News Corp.:
Class A	99,663	1,331,498
Class B	28,422	396,771
Omnicom Group, Inc.	63,415	4,797,979
Scripps Networks Interactive, Inc. Class A (a)	24,767	1,367,386
Tegna, Inc.	58,033	1,481,002
The Walt Disney Co.	398,133	41,835,816
Time Warner Cable, Inc.	74,132	13,758,158
Time Warner, Inc.	209,280	13,534,138
Twenty-First Century Fox, Inc.:
Class A	306,515	8,324,947
Class B	112,831	3,072,388
Viacom, Inc. Class B (non-vtg.)	90,878	3,740,538
		142,143,509
Multiline Retail - 0.6%
Dollar General Corp.	76,158	5,473,475
Dollar Tree, Inc. (b)	61,463	4,746,173
Kohl's Corp. (a)	49,689	2,366,687
Macy's, Inc.	82,292	2,878,574
Nordstrom, Inc. (a)	35,616	1,774,033
Target Corp.	161,264	11,709,379
		28,948,321
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	19,171	2,885,427
AutoNation, Inc. (b)	19,982	1,192,126
AutoZone, Inc. (a)(b)	7,980	5,920,442
Bed Bath & Beyond, Inc. (b)	43,687	2,107,898
Best Buy Co., Inc. (a)	78,051	2,376,653
CarMax, Inc. (a)(b)	53,044	2,862,785
GameStop Corp. Class A (a)	27,614	774,297
Gap, Inc.	59,966	1,481,160
Home Depot, Inc.	331,894	43,892,982
L Brands, Inc.	66,674	6,388,703
Lowe's Companies, Inc.	239,548	18,215,230
O'Reilly Automotive, Inc. (a)(b)	25,821	6,543,558
Ross Stores, Inc.	106,019	5,704,882
Signet Jewelers Ltd.	20,818	2,574,978
Staples, Inc.	168,480	1,595,506
Tiffany & Co., Inc.	29,188	2,226,753
TJX Companies, Inc.	175,263	12,427,899
Tractor Supply Co.	35,164	3,006,522
Urban Outfitters, Inc. (a)(b)	22,726	517,017
		122,694,818
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc. (a)	72,645	2,377,671
Fossil Group, Inc. (a)(b)	10,839	396,274
Hanesbrands, Inc.	102,567	3,018,547
Michael Kors Holdings Ltd. (b)	48,178	1,930,011
NIKE, Inc. Class B	353,253	22,078,313
PVH Corp.	21,607	1,591,356
Ralph Lauren Corp.	15,395	1,716,235
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	47,148	3,800,600
VF Corp.	89,276	5,557,431
		42,466,438

TOTAL CONSUMER DISCRETIONARY		604,154,126

CONSUMER STAPLES - 10.0%
Beverages - 2.3%
Brown-Forman Corp. Class B (non-vtg.) (a)	26,604	2,641,245
Coca-Cola Enterprises, Inc.	54,656	2,691,261
Constellation Brands, Inc. Class A (sub. vtg.)	45,325	6,456,093
Dr. Pepper Snapple Group, Inc.	49,447	4,608,460
Molson Coors Brewing Co. Class B	41,247	3,873,918
Monster Beverage Corp.	39,270	5,849,659
PepsiCo, Inc.	381,361	38,105,591
The Coca-Cola Co.	1,024,593	44,016,515
		108,242,742
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	114,500	18,491,750
CVS Health Corp.	289,863	28,339,906
Kroger Co.	254,817	10,658,995
Sysco Corp.	137,429	5,634,589
Wal-Mart Stores, Inc.	410,699	25,175,849
Walgreens Boots Alliance, Inc.	228,011	19,416,277
Whole Foods Market, Inc.	89,334	2,992,689
		110,710,055
Food Products - 1.7%
Archer Daniels Midland Co.	156,208	5,729,709
Campbell Soup Co.	47,013	2,470,533
ConAgra Foods, Inc.	113,323	4,777,698
General Mills, Inc.	156,457	9,021,311
Hormel Foods Corp.	35,314	2,792,631
Kellogg Co.	66,794	4,827,202
Keurig Green Mountain, Inc.	30,408	2,736,112
McCormick & Co., Inc. (non-vtg.)	30,441	2,604,532
Mead Johnson Nutrition Co. Class A	51,604	4,074,136
Mondelez International, Inc.	415,998	18,653,350
The Hershey Co.	37,612	3,357,623
The J.M. Smucker Co.	31,327	3,863,872
The Kraft Heinz Co.	155,646	11,324,803
Tyson Foods, Inc. Class A	77,390	4,127,209
		80,360,721
Household Products - 1.9%
Church & Dwight Co., Inc.	34,246	2,906,800
Clorox Co.	33,792	4,285,839
Colgate-Palmolive Co.	234,788	15,641,577
Kimberly-Clark Corp.	95,021	12,096,173
Procter & Gamble Co.	712,165	56,553,023
		91,483,412
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A (a)	58,264	5,130,728
Tobacco - 1.6%
Altria Group, Inc.	513,248	29,876,166
Philip Morris International, Inc.	405,560	35,652,780
Reynolds American, Inc. (a)	216,976	10,013,442
		75,542,388

TOTAL CONSUMER STAPLES		471,470,046

ENERGY - 6.4%
Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	114,153	5,268,161
Cameron International Corp. (b)	50,027	3,161,706
Diamond Offshore Drilling, Inc. (a)	16,892	356,421
Ensco PLC Class A (a)	61,649	948,778
FMC Technologies, Inc. (b)	59,704	1,732,013
Halliburton Co.	224,022	7,625,709
Helmerich & Payne, Inc. (a)	28,213	1,510,806
National Oilwell Varco, Inc.	98,355	3,293,909
Schlumberger Ltd.	330,117	23,025,661
Transocean Ltd. (United States) (a)	89,500	1,108,010
		48,031,174
Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp.	133,017	6,461,966
Apache Corp.	98,953	4,400,440
Cabot Oil & Gas Corp.	108,340	1,916,535
Chesapeake Energy Corp. (a)	135,471	609,620
Chevron Corp.	492,662	44,319,874
Cimarex Energy Co.	24,753	2,212,423
Columbia Pipeline Group, Inc.	101,858	2,037,160
ConocoPhillips Co.	323,192	15,089,834
CONSOL Energy, Inc. (a)	59,957	473,660
Devon Energy Corp.	101,131	3,236,192
EOG Resources, Inc.	143,897	10,186,469
EQT Corp.	39,930	2,081,551
Exxon Mobil Corp.	1,089,735	84,944,843
Hess Corp.	62,908	3,049,780
Kinder Morgan, Inc.	478,998	7,146,650
Marathon Oil Corp.	177,284	2,232,006
Marathon Petroleum Corp.	139,498	7,231,576
Murphy Oil Corp. (a)	42,366	951,117
Newfield Exploration Co. (b)	42,315	1,377,776
Noble Energy, Inc.	111,413	3,668,830
Occidental Petroleum Corp.	199,923	13,516,794
ONEOK, Inc. (a)	54,781	1,350,899
Phillips 66 Co.	124,279	10,166,022
Pioneer Natural Resources Co.	39,103	4,902,734
Range Resources Corp. (a)	44,336	1,091,109
Southwestern Energy Co. (a)(b)	100,630	715,479
Spectra Energy Corp. (a)	175,755	4,207,575
Tesoro Corp.	31,515	3,320,736
The Williams Companies, Inc.	178,602	4,590,071
Valero Energy Corp.	126,043	8,912,501
		256,402,222

TOTAL ENERGY		304,433,396

FINANCIALS - 16.3%
Banks - 6.0%
Bank of America Corp.	2,725,680	45,873,194
BB&T Corp.	204,219	7,721,520
Citigroup, Inc.	779,811	40,355,219
Comerica, Inc.	46,293	1,936,436
Fifth Third Bancorp	207,932	4,179,433
Huntington Bancshares, Inc.	208,547	2,306,530
JPMorgan Chase & Co.	963,612	63,627,300
KeyCorp	218,585	2,883,136
M&T Bank Corp. (a)	41,880	5,075,018
Peoples United Financial, Inc. (a)	81,206	1,311,477
PNC Financial Services Group, Inc.	132,929	12,669,463
Regions Financial Corp.	341,729	3,280,598
SunTrust Banks, Inc.	133,401	5,714,899
U.S. Bancorp	430,410	18,365,595
Wells Fargo & Co.	1,216,739	66,141,932
Zions Bancorporation (a)	53,472	1,459,786
		282,901,536
Capital Markets - 2.1%
Affiliated Managers Group, Inc. (b)	14,145	2,259,805
Ameriprise Financial, Inc.	45,577	4,850,304
Bank of New York Mellon Corp.	286,103	11,793,166
BlackRock, Inc. Class A	33,055	11,255,889
Charles Schwab Corp.	313,611	10,327,210
E*TRADE Financial Corp. (b)	76,674	2,272,617
Franklin Resources, Inc.	99,194	3,652,323
Goldman Sachs Group, Inc.	103,840	18,715,083
Invesco Ltd.	110,954	3,714,740
Legg Mason, Inc.	28,199	1,106,247
Morgan Stanley	395,340	12,575,765
Northern Trust Corp.	56,895	4,101,561
State Street Corp.	105,620	7,008,943
T. Rowe Price Group, Inc.	65,729	4,698,966
		98,332,619
Consumer Finance - 0.8%
American Express Co.	219,000	15,231,450
Capital One Financial Corp.	139,273	10,052,725
Discover Financial Services	111,903	6,000,239
Navient Corp.	94,840	1,085,918
Synchrony Financial (b)	218,270	6,637,591
		39,007,923
Diversified Financial Services - 2.0%
Berkshire Hathaway, Inc. Class B (b)	490,410	64,753,736
CME Group, Inc.	88,540	8,021,724
IntercontinentalExchange, Inc.	31,083	7,965,330
Leucadia National Corp.	87,260	1,517,451
McGraw Hill Financial, Inc.	70,757	6,975,225
Moody's Corp. (a)	45,024	4,517,708
The NASDAQ OMX Group, Inc.	30,095	1,750,626
		95,501,800
Insurance - 2.7%
ACE Ltd.	84,861	9,916,008
AFLAC, Inc.	111,708	6,691,309
Allstate Corp.	101,385	6,294,995
American International Group, Inc.	323,814	20,066,754
Aon PLC	71,703	6,611,734
Assurant, Inc.	17,234	1,388,026
Cincinnati Financial Corp.	38,603	2,284,140
Hartford Financial Services Group, Inc.	107,224	4,659,955
Lincoln National Corp.	64,780	3,255,843
Loews Corp.	73,278	2,813,875
Marsh & McLennan Companies, Inc.	136,553	7,571,864
MetLife, Inc.	290,990	14,028,628
Principal Financial Group, Inc.	71,263	3,205,410
Progressive Corp.	153,005	4,865,559
Prudential Financial, Inc.	117,536	9,568,606
The Chubb Corp.	59,437	7,883,724
The Travelers Companies, Inc. (a)	79,636	8,987,719
Torchmark Corp.	30,024	1,716,172
Unum Group	63,727	2,121,472
XL Group PLC Class A	77,946	3,053,924
		126,985,717
Real Estate Investment Trusts - 2.7%
American Tower Corp.	110,878	10,749,622
Apartment Investment & Management Co. Class A	40,946	1,639,068
AvalonBay Communities, Inc.	35,830	6,597,378
Boston Properties, Inc.	40,202	5,127,363
Crown Castle International Corp.	87,372	7,553,309
Equinix, Inc. (a)	16,222	4,905,533
Equity Residential (SBI)	95,353	7,779,851
Essex Property Trust, Inc.	17,286	4,138,441
General Growth Properties, Inc.	152,423	4,147,430
HCP, Inc.	121,733	4,655,070
Host Hotels & Resorts, Inc.	196,748	3,018,114
Iron Mountain, Inc.	50,296	1,358,495
Kimco Realty Corp.	108,190	2,862,707
Plum Creek Timber Co., Inc.	45,462	2,169,447
Prologis, Inc.	137,247	5,890,641
Public Storage	38,528	9,543,386
Realty Income Corp.	65,337	3,373,349
Simon Property Group, Inc.	80,994	15,748,473
SL Green Realty Corp.	26,099	2,948,665
The Macerich Co.	35,228	2,842,547
Ventas, Inc.	87,165	4,918,721
Vornado Realty Trust	46,392	4,637,344
Welltower, Inc.	92,635	6,301,959
Weyerhaeuser Co.	133,619	4,005,898
		126,912,811
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (b)	76,104	2,631,676

TOTAL FINANCIALS		772,274,082

HEALTH CARE - 15.0%
Biotechnology - 3.7%
AbbVie, Inc.	427,928	25,350,455
Alexion Pharmaceuticals, Inc. (b)	58,983	11,251,007
Amgen, Inc.	197,461	32,053,844
Baxalta, Inc.	142,087	5,545,656
Biogen, Inc. (b)	58,350	17,875,523
Celgene Corp. (b)	205,659	24,629,722
Gilead Sciences, Inc.	377,258	38,174,737
Regeneron Pharmaceuticals, Inc. (b)	20,323	11,032,747
Vertex Pharmaceuticals, Inc. (b)	64,321	8,093,511
		174,007,202
Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	390,488	17,536,816
Baxter International, Inc.	143,192	5,462,775
Becton, Dickinson & Co.	55,165	8,500,375
Boston Scientific Corp. (b)	352,133	6,493,333
C.R. Bard, Inc.	19,341	3,663,959
DENTSPLY International, Inc.	36,612	2,227,840
Edwards Lifesciences Corp. (b)	56,467	4,459,764
Intuitive Surgical, Inc. (b)	9,780	5,341,445
Medtronic PLC	368,090	28,313,483
St. Jude Medical, Inc.	73,992	4,570,486
Stryker Corp.	82,678	7,684,093
Varian Medical Systems, Inc. (a)(b)	25,362	2,049,250
Zimmer Biomet Holdings, Inc.	44,808	4,596,853
		100,900,472
Health Care Providers & Services - 2.7%
Aetna, Inc.	91,279	9,869,085
AmerisourceBergen Corp.	51,137	5,303,418
Anthem, Inc.	68,341	9,529,469
Cardinal Health, Inc.	86,116	7,687,575
Cigna Corp.	67,432	9,867,325
DaVita HealthCare Partners, Inc. (b)	43,634	3,041,726
Express Scripts Holding Co. (b)	177,029	15,474,105
HCA Holdings, Inc. (a)(b)	82,171	5,557,225
Henry Schein, Inc. (b)	21,714	3,434,938
Humana, Inc.	38,801	6,926,367
Laboratory Corp. of America Holdings (b)	26,491	3,275,347
McKesson Corp.	60,237	11,880,544
Patterson Companies, Inc.	21,863	988,426
Quest Diagnostics, Inc.	37,524	2,669,457
Tenet Healthcare Corp. (a)(b)	26,091	790,557
UnitedHealth Group, Inc.	249,495	29,350,592
Universal Health Services, Inc. Class B	23,867	2,851,868
		128,498,024
Health Care Technology - 0.1%
Cerner Corp. (a)(b)	79,702	4,795,669
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	86,751	3,627,059
Illumina, Inc. (a)(b)	38,323	7,355,908
PerkinElmer, Inc.	29,301	1,569,655
Thermo Fisher Scientific, Inc.	104,472	14,819,353
Waters Corp. (b)	21,378	2,877,051
		30,249,026
Pharmaceuticals - 5.7%
Allergan PLC (b)	103,171	32,240,938
Bristol-Myers Squibb Co.	436,708	30,041,143
Eli Lilly & Co.	255,485	21,527,166
Endo Health Solutions, Inc. (b)	54,491	3,335,939
Johnson & Johnson	724,305	74,400,610
Mallinckrodt PLC (b)	30,351	2,265,095
Merck & Co., Inc.	731,267	38,625,523
Mylan N.V. (a)	108,129	5,846,535
Perrigo Co. PLC	38,324	5,545,483
Pfizer, Inc.	1,615,909	52,161,543
Zoetis, Inc. Class A	119,914	5,746,279
		271,736,254

TOTAL HEALTH CARE		710,186,647

INDUSTRIALS - 9.9%
Aerospace & Defense - 2.7%
General Dynamics Corp.	77,788	10,684,960
Honeywell International, Inc.	201,745	20,894,730
L-3 Communications Holdings, Inc.	20,519	2,452,226
Lockheed Martin Corp.	69,179	15,022,220
Northrop Grumman Corp.	47,743	9,014,356
Precision Castparts Corp.	36,017	8,356,304
Raytheon Co.	78,818	9,815,206
Rockwell Collins, Inc.	34,408	3,175,858
Textron, Inc.	71,638	3,009,512
The Boeing Co.	164,859	23,836,963
United Technologies Corp.	215,941	20,745,452
		127,007,787
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc. (a)	37,596	2,331,704
Expeditors International of Washington, Inc.	48,798	2,200,790
FedEx Corp.	68,745	10,242,318
United Parcel Service, Inc. Class B	182,231	17,536,089
		32,310,901
Airlines - 0.6%
American Airlines Group, Inc.	165,000	6,987,750
Delta Air Lines, Inc.	205,876	10,435,854
Southwest Airlines Co.	170,244	7,330,707
United Continental Holdings, Inc. (b)	97,591	5,591,964
		30,346,275
Building Products - 0.1%
Allegion PLC	25,108	1,655,119
Masco Corp.	88,081	2,492,692
		4,147,811
Commercial Services & Supplies - 0.4%
ADT Corp. (a)	43,175	1,423,912
Cintas Corp.	22,891	2,084,226
Pitney Bowes, Inc.	51,580	1,065,127
Republic Services, Inc.	62,717	2,758,921
Stericycle, Inc. (b)	22,246	2,682,868
Tyco International Ltd.	110,662	3,529,011
Waste Management, Inc.	108,698	5,801,212
		19,345,277
Construction & Engineering - 0.1%
Fluor Corp.	37,068	1,750,351
Jacobs Engineering Group, Inc. (a)(b)	32,081	1,345,798
Quanta Services, Inc. (b)	41,820	846,855
		3,943,004
Electrical Equipment - 0.4%
AMETEK, Inc.	62,270	3,337,049
Eaton Corp. PLC	121,147	6,304,490
Emerson Electric Co.	171,343	8,195,336
Rockwell Automation, Inc. (a)	34,558	3,545,996
		21,382,871
Industrial Conglomerates - 2.5%
3M Co.	161,176	24,279,553
Danaher Corp.	156,068	14,495,596
General Electric Co.	2,470,557	76,957,851
Roper Technologies, Inc.	26,388	5,008,179
		120,741,179
Machinery - 1.2%
Caterpillar, Inc.	152,412	10,357,920
Cummins, Inc.	42,997	3,784,166
Deere & Co.	81,608	6,224,242
Dover Corp. (a)	40,565	2,487,040
Flowserve Corp.	34,256	1,441,492
Illinois Tool Works, Inc.	85,637	7,936,837
Ingersoll-Rand PLC	68,335	3,778,242
PACCAR, Inc.	92,524	4,385,638
Parker Hannifin Corp.	35,595	3,452,003
Pentair PLC (a)	47,184	2,337,024
Snap-On, Inc.	15,201	2,605,907
Stanley Black & Decker, Inc.	39,194	4,183,176
Xylem, Inc.	46,953	1,713,785
		54,687,472
Professional Services - 0.3%
Dun & Bradstreet Corp.	9,458	982,970
Equifax, Inc.	31,014	3,454,029
Nielsen Holdings PLC (a)	95,300	4,440,980
Robert Half International, Inc.	34,732	1,637,266
Verisk Analytics, Inc. (a)(b)	40,803	3,136,935
		13,652,180
Road & Rail - 0.7%
CSX Corp.	255,211	6,622,725
J.B. Hunt Transport Services, Inc.	23,700	1,738,632
Kansas City Southern	28,568	2,133,173
Norfolk Southern Corp.	78,158	6,611,385
Ryder System, Inc.	13,984	794,711
Union Pacific Corp.	223,584	17,484,269
		35,384,895
Trading Companies & Distributors - 0.2%
Fastenal Co. (a)	75,833	3,095,503
United Rentals, Inc. (b)	24,299	1,762,649
W.W. Grainger, Inc. (a)	15,121	3,063,363
		7,921,515

TOTAL INDUSTRIALS		470,871,167

INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 1.4%
Cisco Systems, Inc.	1,328,769	36,082,722
F5 Networks, Inc. (b)	18,423	1,786,294
Harris Corp.	32,568	2,830,159
Juniper Networks, Inc.	92,925	2,564,730
Motorola Solutions, Inc. (a)	42,059	2,878,939
Qualcomm Technologies, Inc.	393,465	19,667,348
		65,810,192
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	80,693	4,214,595
Corning, Inc.	309,670	5,660,768
FLIR Systems, Inc.	36,159	1,014,983
TE Connectivity Ltd.	101,124	6,533,622
		17,423,968
Internet Software & Services - 4.2%
Akamai Technologies, Inc. (b)	46,579	2,451,453
Alphabet, Inc.:
Class A (b)	76,262	59,332,599
Class C	77,781	59,026,445
eBay, Inc. (b)	289,153	7,945,924
Facebook, Inc. Class A (b)	594,338	62,203,415
VeriSign, Inc. (a)(b)	25,687	2,244,016
Yahoo!, Inc. (b)	227,428	7,564,255
		200,768,107
IT Services - 3.6%
Accenture PLC Class A	163,556	17,091,602
Alliance Data Systems Corp. (b)	16,004	4,426,226
Automatic Data Processing, Inc.	120,729	10,228,161
Cognizant Technology Solutions Corp. Class A (b)	159,174	9,553,623
CSRA, Inc.	36,086	1,082,580
Fidelity National Information Services, Inc.	72,624	4,401,014
Fiserv, Inc. (b)	59,825	5,471,595
IBM Corp.	233,630	32,152,161
MasterCard, Inc. Class A	259,208	25,236,491
Paychex, Inc.	83,996	4,442,548
PayPal Holdings, Inc. (b)	291,020	10,534,924
Teradata Corp. (a)(b)	34,815	919,812
The Western Union Co. (a)	132,266	2,368,884
Total System Services, Inc.	44,310	2,206,638
Visa, Inc. Class A (a)	509,522	39,513,431
Xerox Corp.	249,114	2,648,082
		172,277,772
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	81,690	4,519,091
Applied Materials, Inc.	300,812	5,616,160
Avago Technologies Ltd. (a)	68,636	9,962,515
Broadcom Corp. Class A	146,855	8,491,156
First Solar, Inc. (b)	19,814	1,307,526
Intel Corp.	1,235,300	42,556,085
KLA-Tencor Corp.	40,822	2,831,006
Lam Research Corp. (a)	41,463	3,292,991
Linear Technology Corp.	62,603	2,658,749
Microchip Technology, Inc. (a)	53,174	2,474,718
Micron Technology, Inc. (b)	284,218	4,024,527
NVIDIA Corp. (a)	133,793	4,409,817
Qorvo, Inc. (b)	36,999	1,883,249
Skyworks Solutions, Inc.	50,038	3,844,420
Texas Instruments, Inc.	265,545	14,554,521
Xilinx, Inc.	67,244	3,158,451
		115,584,982
Software - 4.3%
Activision Blizzard, Inc.	132,068	5,112,352
Adobe Systems, Inc. (b)	130,571	12,265,840
Autodesk, Inc. (b)	59,212	3,607,787
CA Technologies, Inc.	81,522	2,328,268
Citrix Systems, Inc. (b)	40,267	3,046,199
Electronic Arts, Inc. (b)	81,360	5,591,059
Intuit, Inc.	69,109	6,669,019
Microsoft Corp.	2,091,000	116,008,680
Oracle Corp.	838,073	30,614,807
Red Hat, Inc. (b)	47,853	3,962,707
Salesforce.com, Inc. (b)	163,387	12,809,541
Symantec Corp.	176,832	3,713,472
		205,729,731
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	1,459,458	153,622,545
EMC Corp.	507,530	13,033,370
Hewlett Packard Enterprise Co.	470,722	7,154,974
HP, Inc.	472,866	5,598,733
NetApp, Inc.	76,527	2,030,261
SanDisk Corp.	52,535	3,992,135
Seagate Technology LLC (a)	78,278	2,869,671
Western Digital Corp.	60,656	3,642,393
		191,944,082

TOTAL INFORMATION TECHNOLOGY		969,538,834

MATERIALS - 2.7%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	50,752	6,603,343
Airgas, Inc.	16,976	2,348,120
CF Industries Holdings, Inc.	61,012	2,489,900
E.I. du Pont de Nemours & Co.	229,417	15,279,172
Eastman Chemical Co.	38,900	2,626,139
Ecolab, Inc.	69,572	7,957,645
FMC Corp.	34,977	1,368,650
International Flavors & Fragrances, Inc.	21,006	2,513,158
LyondellBasell Industries NV Class A	94,120	8,179,028
Monsanto Co.	115,135	11,343,100
PPG Industries, Inc.	70,486	6,965,427
Praxair, Inc.	74,563	7,635,251
Sherwin-Williams Co.	20,715	5,377,614
The Dow Chemical Co.	294,365	15,153,910
The Mosaic Co.	87,809	2,422,650
		98,263,107
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	17,313	2,364,610
Vulcan Materials Co.	34,899	3,314,358
		5,678,968
Containers & Packaging - 0.2%
Avery Dennison Corp.	23,847	1,494,253
Ball Corp. (a)	35,685	2,595,370
Owens-Illinois, Inc. (b)	42,102	733,417
Sealed Air Corp.	51,679	2,304,883
WestRock Co.	67,305	3,070,454
		10,198,377
Metals & Mining - 0.2%
Alcoa, Inc. (a)	342,952	3,384,936
Freeport-McMoRan, Inc. (a)	302,571	2,048,406
Newmont Mining Corp.	138,507	2,491,741
Nucor Corp.	83,665	3,371,700
		11,296,783
Paper & Forest Products - 0.1%
International Paper Co.	108,521	4,091,242

TOTAL MATERIALS		129,528,477

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	1,610,413	55,414,311
CenturyLink, Inc.	143,712	3,615,794
Frontier Communications Corp. (a)	305,801	1,428,091
Level 3 Communications, Inc. (b)	75,540	4,106,354
Verizon Communications, Inc.	1,065,112	49,229,477
		113,794,027
UTILITIES - 3.0%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	128,480	7,486,530
Duke Energy Corp.	180,185	12,863,407
Edison International	85,287	5,049,843
Entergy Corp.	46,708	3,192,959
Eversource Energy	83,028	4,240,240
Exelon Corp.	240,713	6,684,600
FirstEnergy Corp.	110,738	3,513,717
NextEra Energy, Inc.	120,554	12,524,355
Pepco Holdings, Inc.	66,389	1,726,778
Pinnacle West Capital Corp.	29,016	1,870,952
PPL Corp.	175,854	6,001,897
Southern Co.	237,933	11,132,885
Xcel Energy, Inc.	132,847	4,770,536
		81,058,699
Gas Utilities - 0.0%
AGL Resources, Inc.	31,476	2,008,484
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	82,241	967,977
The AES Corp.	176,137	1,685,631
		2,653,608
Multi-Utilities - 1.2%
Ameren Corp.	63,513	2,745,667
CenterPoint Energy, Inc. (a)	112,628	2,067,850
CMS Energy Corp.	72,531	2,616,918
Consolidated Edison, Inc.	76,750	4,932,723
Dominion Resources, Inc. (a)	155,842	10,541,153
DTE Energy Co.	46,981	3,767,406
NiSource, Inc.	83,419	1,627,505
PG&E Corp.	128,387	6,828,905
Public Service Enterprise Group, Inc.	132,445	5,124,297
SCANA Corp. (a)	37,412	2,263,052
Sempra Energy	61,725	5,802,767
TECO Energy, Inc.	61,576	1,641,000
WEC Energy Group, Inc. (a)	82,637	4,240,104
		54,199,347

TOTAL UTILITIES		139,920,138

TOTAL COMMON STOCKS
(Cost $2,467,070,489)		4,686,170,940
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.18% to 0.3% 3/31/16 to 5/26/16 (c)
(Cost $3,497,255)	3,500,000	3,496,840
	Shares	Value

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 0.33% (d)	64,407,948	$64,407,948
Fidelity Securities Lending Cash Central Fund, 0.35% (d)(e)	234,937,835	234,937,835
TOTAL MONEY MARKET FUNDS
(Cost $299,345,783)		299,345,783
TOTAL INVESTMENT PORTFOLIO - 105.2%
(Cost $2,769,913,527)		4,989,013,563
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(245,371,942)
NET ASSETS - 100%		$4,743,641,621

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
123 CME E-mini S&P 500 Index Contracts (United States)	March 2016	12,517,710	$32,026
82 CME S&P 500 Index Contracts (United States)	March 2016	41,725,700	(29,119)
TOTAL FUTURES CONTRACTS			$2,907

The face value of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,421,723.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$90,061
Fidelity Securities Lending Cash Central Fund	371,854
Total	$461,915

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$604,154,126	$604,154,126	$--	$--
Consumer Staples	471,470,046	471,470,046	--	--
Energy	304,433,396	304,433,396	--	--
Financials	772,274,082	772,274,082	--	--
Health Care	710,186,647	710,186,647	--	--
Industrials	470,871,167	470,871,167	--	--
Information Technology	969,538,834	969,538,834	--	--
Materials	129,528,477	129,528,477	--	--
Telecommunication Services	113,794,027	113,794,027	--	--
Utilities	139,920,138	139,920,138	--	--
U.S. Government and Government Agency Obligations	3,496,840	--	3,496,840	--
Money Market Funds	299,345,783	299,345,783	--	--
Total Investments in Securities:	$4,989,013,563	$4,985,516,723	$3,496,840	$--
Derivative Instruments:
Assets
Futures Contracts	$32,026	$32,026	$--	$--
Total Assets	$32,026	$32,026	$--	$--
Liabilities
Futures Contracts	$(29,119)	$(29,119)	$--	$--
Total Liabilities	$(29,119)	$(29,119)	$--	$--
Total Derivative Instruments:	$2,907	$2,907	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$32,026	$(29,119)
Total Value of Derivatives	$32,026	$(29,119)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $227,920,784) — See accompanying schedule: Unaffiliated issuers (cost $2,470,567,744)	$4,689,667,780
Fidelity Central Funds (cost $299,345,783)	299,345,783
Total Investments (cost $2,769,913,527)		$4,989,013,563
Cash		604
Receivable for fund shares sold		11,560,165
Dividends receivable		6,297,845
Distributions receivable from Fidelity Central Funds		54,213
Other receivables		39,994
Total assets		5,006,966,384
Liabilities
Payable for investments purchased	$20,817,145
Payable for fund shares redeemed	6,519,852
Accrued management fee	178,572
Distribution and service plan fees payable	135,060
Payable for daily variation margin for derivative instruments	477,993
Other affiliated payables	218,314
Other payables and accrued expenses	39,992
Collateral on securities loaned, at value	234,937,835
Total liabilities		263,324,763
Net Assets		$4,743,641,621
Net Assets consist of:
Paid in capital		$2,531,050,338
Undistributed net investment income		151,183
Accumulated undistributed net realized gain (loss) on investments		(6,662,843)
Net unrealized appreciation (depreciation) on investments		2,219,102,943
Net Assets		$4,743,641,621
Initial Class:
Net Asset Value, offering price and redemption price per share ($4,103,864,944 ÷ 19,879,854 shares)		$206.43
Service Class:
Net Asset Value, offering price and redemption price per share ($64,618,218 ÷ 313,959 shares)		$205.82
Service Class 2:
Net Asset Value, offering price and redemption price per share ($575,158,459 ÷ 2,815,996 shares)		$204.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$94,485,501
Interest		4,311
Income from Fidelity Central Funds		461,915
Total income		94,951,727
Expenses
Management fee	$2,053,757
Transfer agent fees	2,510,148
Distribution and service plan fees	1,412,895
Independent trustees' compensation	19,589
Interest	784
Miscellaneous	6,390
Total expenses before reductions	6,003,563
Expense reductions	(107)	6,003,456
Net investment income (loss)		88,948,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	260,788
Futures contracts	1,240,704
Total net realized gain (loss)		1,501,492
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,374,282)
Futures contracts	(861,192)
Total change in net unrealized appreciation (depreciation)		(53,235,474)
Net gain (loss)		(51,733,982)
Net increase (decrease) in net assets resulting from operations		$37,214,289

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,948,271	$73,306,066
Net realized gain (loss)	1,501,492	10,964,072
Change in net unrealized appreciation (depreciation)	(53,235,474)	419,365,494
Net increase (decrease) in net assets resulting from operations	37,214,289	503,635,632
Distributions to shareholders from net investment income	(94,599,871)	(67,240,648)
Distributions to shareholders from net realized gain	(2,817,105)	(3,785,052)
Total distributions	(97,416,976)	(71,025,700)
Share transactions - net increase (decrease)	449,403,160	335,970,800
Total increase (decrease) in net assets	389,200,473	768,580,732
Net Assets
Beginning of period	4,354,441,148	3,585,860,416
End of period (including undistributed net investment income of $151,183 and undistributed net investment income of $5,759,036, respectively)	$4,743,641,621	$4,354,441,148

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Index 500 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$208.12	$186.29	$144.91	$129.33	$132.39
Income from Investment Operations
Net investment income (loss)A	4.15	3.75	3.31	3.12	2.58
Net realized and unrealized gain (loss)	(1.44)	21.58	42.98	17.29	.10
Total from investment operations	2.71	25.33	46.29	20.41	2.68
Distributions from net investment income	(4.26)	(3.31)	(3.27)	(3.06)	(2.65)
Distributions from net realized gain	(.13)	(.18)	(1.64)	(1.77)	(3.09)
Total distributions	(4.40)B	(3.50)C	(4.91)	(4.83)	(5.74)
Net asset value, end of period	$206.43	$208.12	$186.29	$144.91	$129.33
Total ReturnD,E	1.33%	13.57%	32.25%	15.91%	2.04%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.98%	1.91%	1.98%	2.20%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$4,103,865	$3,823,973	$3,163,673	$2,294,364	$1,918,592
Portfolio turnover rateH	9%	3%	5%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.40 per share is comprised of distributions from net investment income of $4.262 and distributions from net realized gain of $.133 per share.

 C Total distributions of $3.50 per share is comprised of distributions from net investment income of $3.314 and distributions from net realized gain of $.184 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Index 500 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$207.49	$185.77	$144.53	$129.00	$132.07
Income from Investment Operations
Net investment income (loss)A	3.93	3.54	3.13	2.97	2.44
Net realized and unrealized gain (loss)	(1.43)	21.50	42.85	17.25	.10
Total from investment operations	2.50	25.04	45.98	20.22	2.54
Distributions from net investment income	(4.03)	(3.14)	(3.10)	(2.92)	(2.52)
Distributions from net realized gain	(.13)	(.18)	(1.64)	(1.77)	(3.09)
Total distributions	(4.17)B	(3.32)	(4.74)	(4.69)	(5.61)
Net asset value, end of period	$205.82	$207.49	$185.77	$144.53	$129.00
Total ReturnC,D	1.24%	13.46%	32.12%	15.80%	1.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.88%	1.81%	1.88%	2.10%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$64,618	$64,442	$55,066	$41,443	$37,095
Portfolio turnover rateG	9%	3%	5%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.17 per share is comprised of distributions from net investment income of $4.033 and distributions from net realized gain of $.133 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$206.02	$184.56	$143.64	$128.24	$131.31
Income from Investment Operations
Net investment income (loss)A	3.59	3.23	2.86	2.74	2.23
Net realized and unrealized gain (loss)	(1.42)	21.34	42.56	17.14	.11
Total from investment operations	2.17	24.57	45.42	19.88	2.34
Distributions from net investment income	(3.80)	(2.92)	(2.86)	(2.71)	(2.32)
Distributions from net realized gain	(.13)	(.18)	(1.64)	(1.77)	(3.09)
Total distributions	(3.94)B	(3.11)C	(4.50)	(4.48)	(5.41)
Net asset value, end of period	$204.25	$206.02	$184.56	$143.64	$128.24
Total ReturnD,E	1.08%	13.29%	31.92%	15.62%	1.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.73%	1.66%	1.73%	1.95%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$575,158	$466,026	$367,122	$274,104	$240,172
Portfolio turnover rateH	9%	3%	5%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.94 per share is comprised of distributions from net investment income of $3.804 and distributions from net realized gain of $.133 per share.

 C Total distributions of $3.11 per share is comprised of distributions from net investment income of $2.923 and distributions from net realized gain of $.184 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,368,147,015
Gross unrealized depreciation	(160,474,402)
Net unrealized appreciation (depreciation) on securities	$2,207,672,613
Tax Cost	$2,781,340,950

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$190,953
Undistributed long-term capital gain	$4,767,769
Net unrealized appreciation (depreciation) on securities and other investments	$2,207,672,613

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$95,404,758	$ 71,025,700
Long-term Capital Gains	2,012,218	–
Total	$97,416,976	$ 71,025,700

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,240,704 and a change in net unrealized appreciation (depreciation) of $(861,192) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $851,506,506 and $389,366,139, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$64,627
Service Class 2	1,348,268
$1,412,895

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .07% of each class's average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$2,177,984
Service Class	35,545
Service Class 2	296,619
$2,510,148

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$13,617,400.41%		$784

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,390 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $371,854.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $107.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$81,979,682	$59,778,108
Service Class	1,236,538	964,455
Service Class 2	11,383,651	6,498,085
Total	$94,599,871	$67,240,648
From net realized gain
Initial Class	$2,464,544	$3,319,370
Service Class	40,908	56,538
Service Class 2	311,653	409,144
Total	$2,817,105	$3,785,052

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	3,162,148	3,319,575	$663,026,404	$652,017,440
Reinvestment of distributions	415,051	298,991	84,444,226	63,097,478
Shares redeemed	(2,070,988)	(2,227,193)	(432,681,340)	(438,600,626)
Net increase (decrease)	1,506,211	1,391,373	$314,789,290	$276,514,292
Service Class
Shares sold	36,097	38,635	$7,586,924	$7,586,589
Reinvestment of distributions	6,296	4,853	1,277,446	1,020,993
Shares redeemed	(39,010)	(29,328)	(8,131,171)	(5,767,815)
Net increase (decrease)	3,383	14,160	$733,199	$2,839,767
Service Class 2
Shares sold	2,406,847	583,624	$505,411,905	$115,933,018
Reinvestment of distributions	58,109	33,065	11,695,304	6,907,229
Shares redeemed	(1,911,012)	(343,791)	(383,226,538)	(66,223,506)
Net increase (decrease)	553,944	272,898	$133,880,671	$56,616,741

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.10%
Actual		$1,000.00	$1,001.30	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class	.20%
Actual		$1,000.00	$1,000.80	$1.01
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,000.10	$1.76
Hypothetical-C		$1,000.00	$1,023.44	$1.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/2016	02/05/2016	$0.009	$0.216

Service Class	02/05/2016	02/05/2016	$0.009	$0.216

Service Class 2	02/05/2016	02/05/2016	$0.009	$0.216

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $4,854,971, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 30% and 100%; Service Class designates 32% and 100%; and Service Class 2 designates 34% and 100%; of the dividends distributed in February and December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track and a peer group of funds with similar objectives ("peer group"), if any. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Index 500 Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract, such expenses (excluding 12b-1 fees, if applicable) are paid by FMR pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee."

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective September 1, 2011) that lowered the fund's management fee from 0.10% to 0.045%. The Board considered that the chart reflects the fund's lower management fee for 2011, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPIDX-ANN-0216
1.540028.118

Item 2.

Code of Ethics

As of the end of the period, December 31, 2015, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio and VIP Index 500 Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Contrafund Portfolio	$56,000	$-	$6,500	$4,700

VIP Disciplined Small Cap

 Portfolio

          $42,000

        $-

  $6,000

    $700

VIP Emerging Markets

Portfolio

          $48,000

        $-

  $6,000

    $700

VIP Index 500 Portfolio                   $48,000

        $-

  $6,300

 $1,600

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Contrafund Portfolio	$53,000	$-	$6,100	$4,600

VIP Disciplined Small Cap

 Portfolio

          $39,000

        $-

  $6,000

    $700

VIP Emerging Markets

Portfolio

          $47,000

        $-

  $6,000

    $700

VIP Index 500 Portfolio                    $45,000

        $-

  $6,300

 $1,400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP International Capital Appreciation Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$60,000	$-	$5,600	$1,700

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$57,000	$-	$5,300	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$650,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A,B
PwC	$5,650,000	$8,105,000
Deloitte Entities	$70,000	$1,835,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016